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                                                                     EXHIBIT 4.4

================================================================================

                          THE MANITOWOC COMPANY, INC.,
                                   as Issuer,

                                       and

                                 [             ],
                                   as Trustee

                          ----------------------------

                                    Indenture

                          Dated as of___________, 200_

                          ----------------------------

================================================================================

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                                TABLE OF CONTENTS

                                                                                                           PAGE
ARTICLE ONE DEFINITIONS AND INCORPORATION BY REFERENCE.......................................................1

     SECTION 1.01.  Definitions..............................................................................1
     SECTION 1.02.  Incorporation by Reference of Trust Indenture Act........................................7
     SECTION 1.03.  Rules of Construction....................................................................7

ARTICLE TWO THE NOTES........................................................................................8

     SECTION 2.01.  Issuable in Series. .....................................................................8
     SECTION 2.02.  Execution and Authentication............................................................10
     SECTION 2.03.  Registrar and Paying Agent..............................................................10
     SECTION 2.05.  Paying Agent to Hold Money in Trust.....................................................11
     SECTION 2.06.  Transfer and Exchange...................................................................12
     SECTION 2.07.  Replacement Notes.......................................................................12
     SECTION 2.08.  Outstanding Notes.......................................................................12
     SECTION 2.09.  Global Notes............................................................................13
     SECTION 2.10.  Temporary Notes.........................................................................13
     SECTION 2.11.  Cancellation............................................................................14
     SECTION 2.12.  Defaulted Interest......................................................................14
     SECTION 2.13.  CUSIP Numbers...........................................................................14

ARTICLE THREE REDEMPTION....................................................................................14

     SECTION 3.01.  Notices to Trustee......................................................................14
     SECTION 3.02.  Selection of Notes to Be Redeemed.......................................................15
     SECTION 3.03.  Notice of Redemption....................................................................15
     SECTION 3.04.  Effect of Notice of Redemption..........................................................16
     SECTION 3.05.  Deposit of Redemption Price.............................................................16
     SECTION 3.06.  Payment of Notes Called for Redemption..................................................16
     SECTION 3.07.  Notes Redeemed in Part..................................................................17

ARTICLE FOUR COVENANTS......................................................................................17

     SECTION 4.01.  Payment of Notes........................................................................17
     SECTION 4.02.  Maintenance of Office or Agency.........................................................17
     SECTION 4.03.  Waiver of Stay, Extension or Usury Laws.................................................17
     SECTION 4.04.  Compliance Certificates.................................................................17
     SECTION 4.05.  Maintenance of Properties...............................................................18
     SECTION 4.06.  Insurance...............................................................................18

ARTICLE FIVE SUCCESSOR CORPORATION..........................................................................18
SECTION 5.01.  MERGER, CONSOLIDATION AND SALE OF ASSETS.....................................................18

     SECTION 5.02.  Successor Substituted...................................................................19

ARTICLE SIX DEFAULT AND REMEDIES............................................................................19

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

                                                                                                           PAGE
     SECTION 6.01.  Events of Default.......................................................................19
     SECTION 6.02.  Notice of Defaults......................................................................22
     SECTION 6.03.  Other Remedies..........................................................................22
     SECTION 6.04.  Waiver of Past Defaults.................................................................22
     SECTION 6.05.  Control by Majority.....................................................................23
     SECTION 6.06.  Limitation on Suits.....................................................................23
     SECTION 6.07.  Rights of Holders to Receive Payment....................................................24
     SECTION 6.08.  Collection Suit by Trustee..............................................................24
     SECTION 6.09.  Trustee May File Proofs of Claim........................................................24
     SECTION 6.10.  Priorities..............................................................................25
     SECTION 6.11.  Undertaking for Costs...................................................................25
     SECTION 6.12.  Restoration of Rights and Remedies......................................................25
     SECTION 6.13.  Rights and Remedies Cumulative..........................................................25
     SECTION 6.14.  Delay or Omission Not Waiver............................................................26

ARTICLE SEVEN TRUSTEE.......................................................................................26

     SECTION 7.01.  General.................................................................................26
     SECTION 7.02.  Certain Rights, Duties and Responsibilities of Trustee..................................26
     SECTION 7.03.  Individual Rights of Trustee............................................................28
     SECTION 7.04.  Trustee's Disclaimer....................................................................28
     SECTION 7.05.  Notice of Default.......................................................................28
     SECTION 7.06.  Reports by Trustee to Holders...........................................................29
     SECTION 7.07.  Compensation and Indemnity..............................................................29
     SECTION 7.08.  Replacement of Trustee..................................................................30
     SECTION 7.09.  Successor Trustee by Merger, Etc........................................................31
     SECTION 7.10.  Eligibility.............................................................................31
     SECTION 7.11.  Money Held in Trust.....................................................................31
     SECTION 7.12.  Withholding Taxes.......................................................................31
     SECTION 7.13.  Trustee's Application for Instructions from the Company.................................31
     SECTION 7.14.  Appointment of Co-Trustee...............................................................32

ARTICLE EIGHT DISCHARGE OF INDENTURE........................................................................33

     SECTION 8.01.  Termination of Company's Obligations....................................................33
     SECTION 8.02.  Defeasance and Discharge of Indenture...................................................34
     SECTION 8.03.  Defeasance of Certain Obligations.......................................................36
     SECTION 8.04.  Application of Trust Money..............................................................38
     SECTION 8.05.  Repayment to Company....................................................................38
     SECTION 8.06.  Reinstatement...........................................................................38

ARTICLE NINE AMENDMENTS, SUPPLEMENTS AND WAIVERS............................................................39

     SECTION 9.01.  Without Consent of Holders..............................................................39

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                                                                                                           PAGE
     SECTION 9.02.  With Consent of Holders.................................................................39
     SECTION 9.03.  Revocation and Effect of Consent........................................................40
     SECTION 9.04.  Notation on or Exchange of Notes........................................................41
     SECTION 9.05.  Trustee to Sign Amendments, Etc.........................................................41
     SECTION 9.06.  Conformity with Trust Indenture Act.....................................................42

ARTICLE TEN CONVERSION......................................................................................42
ARTICLE ELEVEN MISCELLANEOUS................................................................................42

     SECTION 11.01.  Trust Indenture Act of 1939............................................................42
     SECTION 11.02.  Notices................................................................................42
     SECTION 11.03.  Certificate and Opinion as to Conditions Precedent.....................................43
     SECTION 11.04.  Statements Required in Certificate.....................................................44
     SECTION 11.05.  Rules by Trustee, Paying Agent or Registrar............................................44
     SECTION 11.06.  Payment Date Other Than a Business Day.................................................44
     SECTION 11.07.  Governing Law..........................................................................45
     SECTION 11.08.  No Adverse Interpretation of Other Agreements..........................................45
     SECTION 11.09.  No Recourse Against Others.............................................................45
     SECTION 11.10.  Successors.............................................................................45
     SECTION 11.11.  Duplicate Originals....................................................................45
     SECTION 11.12.  Separability...........................................................................45
     SECTION 11.13.  Table of Contents, Headings, Etc.......................................................46
     SECTION 11.14.  Waiver of Jury Trial...................................................................46
     SECTION 11.15.  Unclaimed Money; Prescription..........................................................46

ARTICLE TWELVE PAYING AGENT, TRANSFER AGENT AND REGISTRAR...................................................46

     SECTION 12.01.  Duties of the Paying Agent, Transfer Agent and Registrar...............................46
     SECTION 12.02.  Agent of the Company...................................................................46
     SECTION 12.03.  Certain Rights of Paying Agent, Transfer Agent and Registrar...........................46
     SECTION 12.04.  May Hold Notes.........................................................................47
     SECTION 12.05.  Appointment of Agents..................................................................47
     SECTION 12.06.  Money Held.............................................................................48
     SECTION 12.07.  Paying Agent, Transfer Agent and Registrar Not Responsible for Notes...................48
     SECTION 12.08.  Compensation and Indemnification.......................................................48

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                              CROSS-REFERENCE TABLE

TIA SECTIONS                                                       INDENTURE SECTIONS
Section 310(a)(1).........................................................7.10
           (a)(2).........................................................7.10
           (b)............................................................7.03; 7.08
Section 311...............................................................7.03
Section 313(a)............................................................7.06
           (c)............................................................7.05; 7.06
Section 314(a)............................................................13.02
           (a)(4).........................................................4.18
           (b)............................................................N/A
           (c)(1).........................................................N/A
           (c)(2).........................................................N/A
           (d)............................................................N/A
           (e)...........................................................13.04
Section 315(a)............................................................7.02
           (b)............................................................7.02; 7.05
           (c)............................................................7.02
           (d)............................................................7.02
Section 316(a)............................................................6.05; 6.06
           (a)(1)(A)......................................................6.05
           (a)(1)(B)......................................................6.04
           (b)............................................................6.07
Section 317(a)(1).........................................................6.08
           (a)(2).........................................................6.09
           (b)............................................................2.08
Section 318(a)............................................................N/A
           (c)............................................................N/A

Note: The Cross-Reference Table shall not for any purpose be deemed to be a part of this Indenture.

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               INDENTURE, dated as of ________, 200), by and between THE
MANITOWOC COMPANY, INC., a Wisconsin corporation (the "COMPANY"), and [       ],
a ___________ banking corporation, as trustee (the "TRUSTEE"), registrar, paying agent and transfer agent.

                                   ARTICLE ONE

                   DEFINITIONS AND INCORPORATION BY REFERENCE

               SECTION 1.01. DEFINITIONS.

               "ACCELERATION NOTICE" has the meaning given such term in Section 6.01(b).

               "AFFILIATE" means, with respect to any specified Person, any other Person who directly or indirectly through one or more intermediaries controls, or is controlled by, or is under common control with, such specified Person. The term "CONTROL" means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of a Person, whether through the ownership of voting securities, by contract or otherwise; and the terms "CONTROLLING" and "CONTROLLED" have meanings correlative of the foregoing.

               "AGENT" means any Registrar, Paying Agent, Transfer Agent, authenticating agent or co-Registrar.

               "AMEND" means to amend, supplement, restate, amend and restate or otherwise modify; and "AMENDMENT" shall have a correlative meaning.

               "BANKRUPTCY LAW" means Title 11 of the United States Code, as amended, or any similar federal or state law for the relief of debtors.

               "BOARD OF DIRECTORS" means, as to any Person, the board of directors of such Person or any duly authorized committee thereof.

               "BOARD RESOLUTION" means, with respect to any Person, a copy of a resolution certified by the Secretary or an Assistant Secretary of such Person to have been duly adopted by the Board of Directors of such Person and to be in full force and effect on the date of such certification, and delivered to the Trustee.

               "BUSINESS DAY" means any day excluding Saturday, Sunday and any day which is a legal holiday under the laws of New York or is a day on which banking institutions in New York are authorized or required by law or other governmental action to close.

               "CAPITAL STOCK" means:

          (1) with respect to any Person that is a corporation, any and all shares, interests, participations or other equivalents (however designated and whether or not voting) of corporate stock, including each class of Common Stock and Preferred Stock of such Person; and

          (2) with respect to any Person that is not a corporation, any and all partnership, membership or other equity interests of such Person.

               "COMMISSION" means the United States Securities and Exchange Commission.

               "COMMON STOCK" of any Person means any and all shares, interests or other participations in, and other equivalents (however designated and whether voting or non-voting) of, such Person's common stock, whether outstanding on the Issue Date or issued after the Issue Date, and includes, without limitation, all series and classes of such common stock.

               "COMPANY" means The Manitowoc Company, Inc. until a successor replaces it and thereafter means the Surviving Entity.

               "CORPORATE TRUST OFFICE" means the office of the Trustee at which the corporate trust business of the Trustee shall, at any particular time, be principally administered.

               "COVENANT DEFEASANCE" has the meaning given such term in Section 8.03.

               "CURRENCY AGREEMENT" means any foreign exchange contract, currency swap agreement or other similar agreement or arrangement designed to protect the Company or any Restricted Subsidiary of the Company against fluctuations in currency values.

               "CUSTODIAN" means any receiver, trustee, assignee, liquidator or similar official under any Bankruptcy Law.

               "DEFAULT" means an event or condition the occurrence of which is, or with the lapse of time or the giving of notice or both would be, an Event of Default.

               "DISQUALIFIED CAPITAL STOCK" means that portion of any Capital Stock which, by its terms (or by the terms of any security into which it is convertible or for which it is exchangeable at the option of the holder thereof), or upon the happening of any event (other than an event which would constitute a Change of Control), matures or is mandatorily redeemable, pursuant to a sinking fund obligation or otherwise, or is redeemable at the sole option of the holder thereof (except, in each case, upon the occurrence of a Change of Control), on or prior to the final maturity date of the Notes.

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               "EVENTS OF DEFAULT" has the meaning provided in Section 6.01.

               "EXCHANGE ACT" means the Securities Exchange Act of 1934, as amended, or any successor statute or statutes thereto.

               "GAAP" means generally accepted accounting principles set forth in the opinions and pronouncements of the Accounting Principles Board of the American Institute of Certified Public Accountants and statements and pronouncements of the Financial Accounting Standards Board or in such other statements by such other entity as may be approved by a significant segment of the accounting profession of the United States, which are in effect as of the Issue Date.

               "GOVERNMENT OBLIGATIONS" means direct obligations of, or obligations guaranteed by, the United States of America, and for the payment of which the United States pledges its full faith and credit.

               "HOLDER" means any Person shown on the Register as the registered holder, from time to time, of the Notes.

               "INDEBTEDNESS" means, with respect to any Person, without duplication:

          (1)       all Obligations of such Person for borrowed money;

          (2) all Obligations of such Person evidenced by bonds, debentures, notes or other similar instruments;

          (3)       all Capitalized Lease Obligations of such Person;

          (4) all Obligations of such Person issued or assumed as the deferred purchase price of property, all conditional sale obligations and all Obligations under any title retention agreement (but excluding trade accounts payable and other accrued liabilities arising in the ordinary course of business);

          (5) all Obligations for the reimbursement of any obligor on any letter of credit, banker's acceptance or similar credit transaction;

          (6) guarantees and other contingent obligations in respect of Indebtedness referred to in clauses (1) through (5) above and clause
          (8) below;

          (7) all Obligations of any other Person of the type referred to in clauses (1) through (6) above that are secured by any Lien on any property or asset of such Person, the amount of such Obligation being deemed to be the lesser of the fair market value of such property or asset or the amount of the Obligation so secured;

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          (8)       all Obligations under Currency Agreements and interest swap agreements of such Person; and

          (9) all Disqualified Capital Stock issued by such Person, with the amount of Indebtedness represented by such Disqualified Capital Stock being equal to the greater of its voluntary or involuntary liquidation preference and its maximum fixed repurchase price, but excluding accrued dividends, if any.

               For purposes hereof, the "MAXIMUM FIXED REPURCHASE PRICE" of any Disqualified Capital Stock which does not have a fixed repurchase price shall be calculated in accordance with the terms of such Disqualified Capital Stock as if such Disqualified Capital Stock were purchased on any date on which Indebtedness shall be required to be determined pursuant to this Indenture, and if such price is based upon, or measured by, the fair market value of such Disqualified Capital Stock, such fair market value shall be determined reasonably and in good faith by the Board of Directors of the issuer of such Disqualified Capital Stock.

               "INDENTURE" means this Indenture as originally executed or as it may be amended or supplemented from time to time by one or more indentures supplemental to this Indenture entered into pursuant to the applicable provisions of this Indenture.

               "INTEREST" means interest on a series of Notes.

               "INTEREST PAYMENT DATE" means each semi-annual interest payment date on and of each year, commencing.

               "INVERSION TRANSACTION" means a transaction or series of related transactions undertaken to facilitate the global movement of cash assets among affiliated group members in a tax efficient manner pursuant to which (i) a U.S. parent company ("FORMER PARENT") becomes a wholly owned subsidiary of a newly organized offshore/foreign entity or entities (in either case, or together, "NEW PARENT"); (ii) all of the issued and outstanding capital stock of Former Parent is converted into an equivalent number of shares of capital stock of New Parent; and (iii) the foreign subsidiaries of Former Parent would then be owned by New Parent, either directly or through a foreign subsidiary of New Parent, and would be sister companies of Former Parent, and the domestic subsidiaries would be held through Former Parent as a U.S. subsidiary of New Parent.

               "LEGAL DEFEASANCE" has the meaning given such term in Section
8.02.

               "LIEN" means any lien, mortgage, deed of trust, pledge, security interest, charge or encumbrance of any kind (including any conditional sale or other title retention agreement, any lease in the nature thereof and any agreement to give any security interest).

               "NOTES" means the debt securities issued under this Indenture.

               "OBLIGATIONS" means all obligations for principal, premium, interest, penalties, fees, indemnification, reimbursements, damages and other liabilities payable under the documentation governing any Indebtedness.

               "OFFICER" means any of the following of the Company: the Chairman of the Board of Directors, the Chief Executive Officer, the Chief Financial Officer, the President, any Vice President, the Treasurer or the Secretary.

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               "OFFICERS' CERTIFICATE" means a certificate signed by two
Officers.

               "OPINION OF COUNSEL" means a written opinion from legal counsel reasonably acceptable to the Trustee. The counsel may be an employee of or counsel to the Company.

               "PAYING AGENT" has the meaning provided in Section 2.04, except that, for the purposes of Article Eight, the Paying Agent shall not be the Company or any Subsidiary of the Company or an Affiliate of any of them. The term "Paying Agent" includes any additional Paying Agent.

               "PERSON" means an individual, partnership, corporation, limited liability company, unincorporated organization, trust or joint venture, or a governmental agency or political subdivision thereof.

               "PREFERRED STOCK" of any Person means any Capital Stock of such Person that has preferential rights to any other Capital Stock of such Person with respect to dividends or redemptions or upon liquidation.

               "PRINCIPAL" means, with respect to the Notes, the principal of, and premium, if any, on the Notes.

               "QUALIFIED CAPITAL STOCK" means any Capital Stock that is not Disqualified Capital Stock.

               "REDEEM" means to redeem, repurchase, purchase, defease, retire, discharge or otherwise acquire or retire for value; and "REDEMPTION" shall have a correlative meaning.

               "REGISTER" has the meaning provided in Section 2.04.

               "REGISTRAR" has the meaning provided in Section 2.04.

               "REGULAR RECORD DATE" for the interest payable on any Interest
Payment Date means the       or       (whether or not a Business Day), as
the case may be, next preceding such Interest Payment Date.

               "REGULATION S" means Regulation S under the Securities Act.

               "RESPONSIBLE OFFICER," when used with respect to the Trustee or any Paying Agent means any vice president, any assistant vice president, any assistant treasurer, any trust officer or assistant trust officer or any other officer of the Trustee or such Paying Agent, as the case may be, customarily performing functions similar to those performed by any of the above designated officers in each case assigned to or employed by the corporate trust department of the Trustee or such Paying Agent, as the case may be, and also means, with respect to a

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particular corporate trust matter, any other officer to whom such matter is referred because of his or her knowledge of and familiarity with the particular subject and who shall have direct responsibility for the administration of this Indenture.

               "SECURITIES ACT" means the United States Securities Act of 1933, as amended.

               "SECURITIES RESOLUTION" means a resolution adopted by the Board or by a committee of Officers or an Officer pursuant to Board delegation authorizing a series or a supplemental indenture authorizing a series executed by an authorized Officer.

               "STATED MATURITY" means, with respect to any installment of interest or principal on any Indebtedness, the date on which such payment of interest or principal is scheduled to be paid in the documentation governing such Indebtedness (after giving effect to any amendments, modifications or waivers thereto), and shall not include any contingent obligations to repay, redeem or repurchase any such interest or principal prior to the date originally scheduled for the payment thereof.

               "SUBSIDIARY," with respect to any Person, means:

          (1) any corporation of which the outstanding Capital Stock having at least a majority of the votes entitled to be cast in the election of directors under ordinary circumstances shall at the time be owned, directly or indirectly, by such Person; or

          (2) any other Person of which at least a majority of the voting interest under ordinary circumstances is at the time, directly or indirectly, owned by such Person.

               "SURVIVING ENTITY" has the meaning given such term in Section 5.01(a)(1)(B).

               "TIA" or "TRUST INDENTURE ACT" means the Trust Indenture Act of 1939, as amended (15 U.S. Code Sections 77aaa-77bbb), as in effect on the date this Indenture was executed, except as provided in Section 9.06.

               "TRANSFER AGENT" means the Trustee in its capacity as transfer agent.

               "TRUSTEE" means the party named as such in the first paragraph of this Indenture until a successor replaces it in accordance with the provisions of Article Seven of this Indenture and thereafter means such successor.

               "WHOLLY OWNED SUBSIDIARY" of any Person means any Subsidiary of such Person of which all the outstanding voting securities (other than (i) in the case of a Restricted Subsidiary that is incorporated in a jurisdiction other than a state in the United States or the District of Columbia, directors' qualifying shares or an immaterial amount of shares required to be owned by other Persons pursuant to applicable law and
(ii) in the case of Potain, also up to 6.4% of the Capital Stock of Potain) are owned by such Person or any Wholly Owned Subsidiary of such Person.

               SECTION 1.02. INCORPORATION BY REFERENCE OF TRUST INDENTURE ACT. Whenever this Indenture refers to a provision of the TIA, the provision is incorporated by reference in and made a part of this Indenture. The following TIA terms used in this Indenture have the following meanings:

               "indenture notes" means the Notes;

               "indenture note holder" means a Holder or a Noteholder;

               "indenture to be qualified" means this Indenture;

               "indenture trustee" or "institutional trustee" means the Trustee; and

               "obligor" on the indenture securities means the Company or any other obligor on the Notes.

               All other TIA terms used in this Indenture that are defined by the TIA, defined by TIA reference to another statute or defined by a rule of the Commission and not otherwise defined herein have the meanings assigned to them therein.

               SECTION 1.03. RULES OF CONSTRUCTION. Unless the context otherwise requires:

               (i) a term has the meaning assigned to it;

              (ii) an accounting term not otherwise defined has the meaning assigned to it in accordance with GAAP;

             (iii) "or" is not exclusive;

              (iv) words in the singular include the plural, and words in the plural include the singular;

               (v) provisions apply to successive related events and transactions;

              (vi) "herein," "hereof" and other words of similar import refer to this Indenture as a whole and not to any particular Article, Section or other subdivision;

             (vii) all ratios and computations based on GAAP contained in this Indenture shall be computed in accordance with the definition of "GAAP" set forth in Section 1.01;

            (viii) all references to Sections or Articles refer to Sections or Articles of this Indenture unless otherwise indicated; and

              (ix) all references to "$," "Dollars," "U.S. Dollars" or money refer to the lawful currency of the United States, unless the content expressly contemplates otherwise.

                                   ARTICLE TWO

                                    THE NOTES

               SECTION 2.01. ISSUABLE IN SERIES. . The aggregate principal amount of Notes that may be issued under this Indenture is unlimited. The Notes may be issued from time to time in one or more series. Each series shall be created by a Securities Resolution that establishes the terms of the series, which may include the following:

               (1)  the title of the series;

               (2)  the aggregate principal amount of the series;

               (3) the interest rate or rates, if any, or method of calculating the interest rate or rates;

               (4)  the date from which interest will accrue;

               (5)  the record dates for interest payable on registered Notes;

               (6)  the dates when principal and interest are payable;

               (7)  the manner of paying principal and interest;

               (8)  the places where principal and interest are payable;

               (9)  the Registrar, Transfer Agent and Paying Agent;

               (10) the terms of any mandatory or optional redemption by the Company including any sinking fund;

               (11) the terms of any redemption at the option of Holders;

               (12) the denominations in which Notes are issuable;

               (13) whether Notes will be issuable as registered Notes or uncertificated Notes;

               (14) whether and upon what terms registered Notes and uncertificated Securities may be exchanged;

               (15) whether any Notes will be represented by a Note in global form;

               (16) the terms of any global Note;

               (17) the terms of any tax indemnity;

               (18) the currencies (including any composite currency) in which principal or interest may be paid;

               (19) if payments of principal or interest may be made in a currency other than that in which Notes are denominated, the manner for determining such payments;

               (20) if amounts of principal or interest may be determined by reference to an index, formula or other method, the manner for determining such amounts;

               (21) provisions for electronic issuance of Notes or for Notes in uncertificated form;

               (22) whether any Events of Default or covenants in addition to or in lieu of those set forth in this Indenture apply;

               (23) whether and upon what terms Notes may be defeased;

               (24) the form of the Notes, which may be in the form of Exhibit
A;

               (25) any terms that may be required by or advisable under U.S. or other applicable laws or regulations;

               (26) whether and upon what terms the Notes will be convertible into or exchangeable for Capital Stock of the company or other equity or debt securities, which may include the terms provided in Article 10;

               (27) the ranking of the Notes, including the relative degree, if any, to which the Notes of such series shall be subordinated to one or more other series of Notes in right of payment, whether outstanding or not;

               (28) any provisions relating to extending or shortening the date on which the principal and premium, if any, of the Notes of such series is payable;

               (29) any provisions relating to the deferral of payment of any interest; and

               (30) any other terms not inconsistent with this Indenture.

               All Notes of one series need not be issued at the same time and, unless otherwise provided, a series may be reopened for issuances of additional Notes of such series.

               The creation and issuance of a series and the authentication and delivery thereof are not subject to any conditions precedent.

               SECTION 2.02. EXECUTION AND AUTHENTICATION. The Notes shall be executed by an Officer or an authorized signatory as identified in an Officers' Certificate (pursuant to a power of attorney or other similar instrument). The signature of any such Officer (or authorized signatory) on the Notes shall be by manual or facsimile signature in the name and on behalf of the Company.

               If an Officer whose signature is on a Note no longer holds that office at the time the Trustee or authenticating agent authenticates the Note, the Note shall be valid nevertheless.

               A Note shall not be valid until the Trustee or authenticating agent manually signs the certificate of authentication on the Note. The signature shall be conclusive evidence that the Note has been authenticated under this Indenture.

               The Trustee may appoint an authenticating agent to authenticate Notes. An authenticating agent may authenticate Notes whenever the Trustee may do so. Each reference in this Indenture to authentication by the Trustee includes authentication by such authenticating agent. An authenticating agent has the same rights as an Agent to deal with the Company or an Affiliate of the Company.

               SECTION 2.03. REGISTRAR AND PAYING AGENT. The Company shall maintain an office or agency where (a) Notes may be presented or surrendered for registration of transfer or for exchange ("REGISTRAR"), (b) Notes may be presented or surrendered for payment (the "PAYING AGENT") and (c) notices and demands in respect of the Notes and this Indenture may be served. The Registrar shall keep a register or registers of the Notes and of their transfer and exchange. The Company, upon notice to the Trustee, may appoint one or more co-Registrars and one or more additional Paying Agents. The term "Paying Agent" includes any additional Paying Agent. Except as provided herein, the Company or any Subsidiary may act as Paying Agent, Registrar or co-Registrar. The Company shall enter into an appropriate agency agreement with any Agent not a party to this Indenture and the agreement shall implement the provisions of this Indenture that relate to such Agent and shall incorporate the provisions of the TIA. Without limiting the foregoing, each such agreement appointing a Paying Agent must contain provisions substantially to the effect of Section 2.06 hereof. The Company shall notify the Trustee in writing of the name and address of any such Agent. If the

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Company fails to maintain a Registrar or Paying Agent or fails to give the foregoing notice, the Trustee shall act as such and shall be entitled to appropriate compensation in accordance with Section 7.07.

               The Registrar shall keep a register (the "REGISTER") of the Definitive Registered Notes and of their transfer and exchange. Any notice to be given under this Indenture or under the Notes by the Trustee or the Company to Noteholders shall be mailed by first class mail to each Holder of Definitive Registered Notes at its address as it appears at the time of such mailing in the Register, and to the Holders of the Global Notes.

               The Company, any Subsidiary of the Company, or any Affiliate of any of them may act as Registrar or co-Registrar, and/or agent for service of notice and demands.

               If, at any time, the Trustee is not the Registrar, the Registrar shall make available to the Trustee on or before each Interest Payment Date and at such other times as the Trustee may reasonably request, the names and addresses of the Holders as they appear in the Register.

               SECTION 2.04. HOLDERS TO BE TREATED AS OWNERS; PAYMENTS OF INTEREST. The Company, the Paying Agents, the Registrar, the Trustee and any agent of the Company, the Paying Agents, the Registrar or the Trustee may deem and treat the person in whose name a Note is registered as the absolute owner of such Note for the purpose of receiving payment of or on account of the principal of and, subject to the provisions of this Indenture, interest, Additional Interest, if any on such Note and for all other purposes; and neither the Company, any Paying Agent, the Registrar, the Trustee nor any agent of the Company, the Paying Agent, the Registrar or the Trustee shall be affected by any notice to the contrary. All such payments so made to any such Person, or upon his order, shall be valid, and, to the extent of the sum or sums so paid, effectual to satisfy and discharge the liability for moneys payable upon any Note.

               SECTION 2.05. PAYING AGENT TO HOLD MONEY IN TRUST. Not later than 12:00 noon (New York Time) one Business Day prior to each due date of the principal and interest on any Notes, the Company shall deposit with the Paying Agent money in immediately available funds sufficient to pay such principal and interest so becoming due on the due date for payment under the Notes. The Company shall require each Paying Agent other than the Trustee to agree in writing that such Paying Agent shall hold in trust for the benefit of the Holders or the Trustee all money held by the Paying Agent for the payment of principal of and interest on the Notes (whether such money has been paid to it by the Company or any other obligor on the Notes), and such Paying Agent shall promptly notify the Trustee of any default by the Company (or any other obligor on the Notes) in making any such payment. Money held in trust by any Paying Agent need not be segregated except as required by law and in no event shall any Paying Agent be liable for any interest on any money received by it hereunder.

The Company at any time may require a Paying Agent to pay all money held by it to the Trustee and account for any funds disbursed, and the Trustee may at any time during the continuance of any payment default, upon written request to a Paying Agent, require such Paying Agent to pay all money held by it to the Trustee and to account for any funds disbursed. Upon doing so, the Paying Agent shall have no further liability for the money so paid over to the Trustee.

               SECTION 2.06. TRANSFER AND EXCHANGE. Where Notes of a series are presented to the Transfer Agent with a request to register denominations of the same series, the Transfer Agent shall register the transfer or make the exchange if its requirements for such transactions are met.

               The Transfer Agent may require a Holder to pay a sum sufficient to cover any taxes imposed on a transfer or exchange.

               SECTION 2.07. REPLACEMENT NOTES. If a mutilated Note is surrendered to the Trustee or if the Holder claims that the Note has been lost, destroyed or wrongfully taken, the Company shall issue and the Trustee shall authenticate a replacement Note of like tenor and amount and bearing a number not contemporaneously outstanding; provided that the requirements of this Section 2.07 are met. An indemnity bond must be furnished that is sufficient in the judgment of both the Trustee and the Company to protect the Company, the Trustee or any Agent from any loss that any of them may suffer if a Note is replaced. The Company may charge such Holder for its expenses and the expenses of the Trustee in replacing a Note. In case any such mutilated, lost, destroyed or wrongfully taken Note has become or is about to become due and payable, the Company in its discretion may pay such Note instead of issuing a new Note in replacement thereof.

               Every replacement Note is an additional obligation of the Company and shall be entitled to the benefits of this Indenture.

               SECTION 2.08. OUTSTANDING NOTES. Notes outstanding at any time are all Notes that have been authenticated by the Trustee except for those canceled by it, those delivered to it for cancellation, those paid pursuant to Section 2.07 and those described in this Section 2.08 as not outstanding.

               If a Note is replaced pursuant to Section 2.07, it ceases to be outstanding unless and until the Trustee and the Company receive proof satisfactory to them that the replaced Note is held by a bona fide purchaser.

               If the Paying Agent (other than the Company or an Affiliate of the Company) holds on any redemption date, the maturity date or any date of repurchase money sufficient to pay Notes payable on that date, then on and after that date such Notes cease to be outstanding and interest on them shall cease to accrue.

               A Note does not cease to be outstanding because the Company or one of its Affiliates holds such Note; PROVIDED, HOWEVER, that, in determining whether the Holders of the requisite principal amount of the outstanding Notes have given any request, demand, authorization, direction, notice, consent or waiver hereunder, Notes owned by the Company or any other obligor upon the Notes or any Affiliate of the Company or of such other obligor shall be disregarded and deemed not to be outstanding, except that, in determining whether the Trustee shall be protected in relying upon any such request, demand, authorization, direction, notice, consent or waiver, only Notes that a Responsible Officer of the Trustee has actual knowledge or has received written notice to be so owned shall be so disregarded. The Company shall notify the Trustee when it, any obligor or any of their respective Affiliates acquires any Notes. Notes so owned which have been pledged in good faith may be regarded as outstanding if the pledgee establishes to the satisfaction of the Trustee the pledgee's right so to act with respect to such Notes and that the pledgee is not the Company or any other obligor upon the Notes or any Affiliate of the Company or of such other obligor.

               SECTION 2.09. GLOBAL NOTES. If a Securities Resolution so provides, the Company may issue some or all of the Notes of a series in temporary or permanent global form. A global Note may be in registered form or in uncertificated form. A global Note shall represent that amount of Notes of a series as specified in the global Note or as endorsed thereon from time to time. At the Company's request, the Registrar shall endorse a global Security to reflect the amount of any increase or decrease in the Notes represented thereby.

               The Company may issue a global Note only to a depository designated by the Company. A depository may transfer a global Note only as a whole to its nominee or to a successor depository.

               The Notes Resolution may establish, among other things, the manner of paying principal and interest on a global Note and whether and upon what terms a beneficial owner of an interest in a global Note may exchange such interest for definitive Notes.

               The Company, an Affiliate, the Trustee and any Agent shall not be responsible for any acts or omissions of a depository, for any depository records of beneficial ownership interests or for any transactions between the depository and beneficial owners.

               SECTION 2.10. TEMPORARY NOTES. Until definitive permanent Notes are ready for delivery, the Company may prepare and the Trustee shall authenticate temporary Notes. Temporary Notes shall be substantially in the form of definitive permanent Notes but may have insertions, substitutions, omissions and other variations determined to be appropriate by the officers executing the temporary Notes, as evidenced by their execution of such temporary Notes. If temporary Notes are issued, the Company shall cause definitive permanent notes to be prepared without unreasonable delay. After the preparation of definitive permanent Notes, the temporary Notes shall be exchangeable for definitive permanent Notes upon surrender of the temporary Notes at the office or agency of the Company designated for such purpose pursuant to Section 4.02, without charge to the Holder. Upon surrender for cancellation of any one or more temporary Notes, the Company shall execute and the Trustee shall authenticate and make available for delivery in exchange therefor a like principal amount of definitive permanent Notes of authorized denominations. Until so exchanged, the temporary Notes shall be entitled to the same benefits under this Indenture as definitive permanent Notes.

               SECTION 2.11. CANCELLATION. The Company at any time may deliver to the Trustee for cancellation any Notes previously authenticated and delivered hereunder which the Company may have acquired in any manner whatsoever, and may deliver to the Trustee for cancellation any Notes previously authenticated hereunder which the Company has not issued and sold. The Registrar and the Paying Agent shall forward to the Trustee any Notes surrendered to them for transfer, exchange or payment. The Trustee shall cancel all Notes surrendered for transfer, exchange, payment or cancellation in accordance with its normal procedure.

               SECTION 2.12. DEFAULTED INTEREST. If the Company defaults on a payment of interest on the Notes, it shall pay, or shall deposit with the Paying Agent money in immediately available funds sufficient to pay the defaulted interest, plus (to the extent lawful) any interest payable on the defaulted interest, to the Persons who are Holders on a subsequent special record date. A special record date, as used in this Section 2.12 with respect to the payment of any defaulted interest, shall mean the 15th day next preceding the date fixed by the Company for the payment of defaulted interest, whether or not such day is a Business Day. At least 15 days before the subsequent special record date, the Company shall mail to each Holder and to a Responsible Officer of the Trustee a notice that states the subsequent special record date, the payment date and the amount of defaulted interest to be paid.

               SECTION 2.13. CUSIP NUMBERS.

               The Company in issuing the Notes may use "CUSIP" numbers (if then generally in use), and, if so, the Trustee shall use "CUSIP" numbers in notices of redemption as a convenience to Holders; PROVIDED that any such notice may state that no representation is made as to the correctness of such numbers either as printed on the Notes or as contained in any notice of a redemption and that reliance may be placed only on the other identification numbers printed on the Notes, and any such redemption shall not be affected by any defect in or omission of such numbers. The Company will promptly notify the Trustee of any change in the "CUSIP" numbers.

                                  ARTICLE THREE

                                   REDEMPTION

               SECTION 3.01. NOTICES TO TRUSTEE. Notes of a series that are redeemable before maturity shall be redeemed in accordance with their terms and, unless the Securities Resolution otherwise provides, in accordance with this Article.

               In the case of any redemption by the Company, the Company shall notify the Trustee in writing of the redemption date and the principal amount of Notes to be redeemed.

               The Company shall give each notice provided for in this Section
3.01 in an Officers' Certificate at least 60 days before the redemption date (unless a shorter period shall be satisfactory to the Trustee).

               SECTION 3.02. SELECTION OF NOTES TO BE REDEEMED. In the case of any partial redemption, selection of the Notes for redemption will be made by the Trustee in compliance with the requirements of the principal securities exchange where the Notes are so listed or, if the Notes are not listed on a principal securities exchange, PRO RATA, by lot or by such other method as the Trustee shall deem fair and appropriate; PROVIDED that no Note of $1,000 principal amount or less shall be redeemed in part. The Trustee shall make the selection from the Notes outstanding and not previously called for redemption. Provisions of this Indenture that apply to Notes called for redemption also apply to portions of Notes called for redemption. The Trustee shall notify the Company and the Registrar promptly in writing of the Notes or portions of Notes to be called for redemption.

               SECTION 3.03. NOTICE OF REDEMPTION. With respect to any redemption of Notes, at least 30 days but not more than 60 days before a redemption date, the Company shall mail a notice of redemption by first class mail to each Holder whose Notes are to be redeemed at its registered address.

               The notice shall identify the Notes to be redeemed (including CUSIP number) and shall state:

               (i) the redemption date;

              (ii) the redemption price;

             (iii) the name and address of each Paying Agent;

              (iv) that Notes called for redemption must be surrendered to the applicable Paying Agent in order to collect the redemption price;

               (v) that, unless the Company defaults in making the redemption payment, interest on Notes called for redemption ceases to accrue on and after the redemption date and the only remaining right of the Holders is to receive payment of the redemption price plus accrued interest, if any, to the redemption date upon surrender of the Notes to the Paying Agent; and

              (vi) if the redemption is conditioned upon any subsequent event, a description of such condition or event.

               At the Company's request (which request may be revoked by the Company at any time prior to the time at which the Trustee shall have given such notice to the Holders), made in writing to the Trustee at least 60 days (or such shorter period as shall be satisfactory to the Trustee) before a redemption date, the Trustee shall give the notice of redemption in the name and at the expense of the Company. If, however, the Company gives such notice to the Holders, the Company shall concurrently deliver to the Trustee an Officers' Certificate stating that such notice has been given.

               SECTION 3.04. EFFECT OF NOTICE OF REDEMPTION. Once notice of redemption is mailed, Notes called for redemption become due and payable on the redemption date and at the redemption price, unless the redemption is conditioned upon the occurrence of a subsequent event. Upon surrender of any Notes to the Paying Agent, unless such redemption is conditioned upon the occurrence of a subsequent event, such Notes shall be paid at the redemption price, plus accrued interest, if any, to the redemption date.

               Notice of redemption shall be deemed to be given when mailed, whether or not the Holder receives the notice. In any event, failure to give such notice, or any defect therein, shall not affect the validity of the proceedings for the redemption of Notes held by Holders to whom such notice was properly given.

               SECTION 3.05. DEPOSIT OF REDEMPTION PRICE. On or before 12:00 noon (New York City time) one Business Day prior to any redemption date, the Company shall deposit with the Paying Agent (or, if the Company is acting as its own Paying Agent, shall segregate and hold in trust as provided in Section 2.05) money sufficient to pay the redemption price of and accrued interest on all Notes to be redeemed on that date other than Notes or portions thereof called for redemption on that date that have been delivered by the Company to the Trustee for cancellation.

               SECTION 3.06. PAYMENT OF NOTES CALLED FOR REDEMPTION. If notice of redemption has been given in the manner provided above, and unless such redemption is conditioned upon a subsequent event, the Notes or portion of Notes specified in such notice to be redeemed shall become due and payable on the redemption date at the redemption price stated therein, together with accrued interest, if any, to such redemption date, and so long as the Company has deposited with the Paying Agent funds in satisfaction of the redemption price pursuant to the terms of this Indenture on and after such date (unless the Company shall default in the payment of such Notes at the redemption price and accrued interest, if any, to the redemption date, in which case the principal, until paid, shall bear interest from the redemption date at the rate prescribed in the Notes), such Notes shall cease to accrue interest. Upon surrender of any Note for redemption in accordance with a notice of redemption, such Note shall be paid and redeemed by the Company at the redemption price, together with accrued interest, if any, to the redemption date; PROVIDED that installments of interest whose Stated Maturity is on or prior to the redemption date shall be payable to the Holders registered as such at the close of business on the relevant Regular Record Date.

               SECTION 3.07. NOTES REDEEMED IN PART. Upon surrender of any Note that is redeemed in part, the Company shall execute and the Trustee shall authenticate and deliver to the Holder a new Note equal in principal amount to the unredeemed portion of such surrendered Note.

                                  ARTICLE FOUR

                                    COVENANTS

               SECTION 4.01. PAYMENT OF NOTES. The Company shall pay the principal of and interest on the Notes in the manner provided in the Notes and this Indenture. An installment of principal or interest shall be considered paid on the date due if the Trustee or Paying Agent (other than the Company, a Subsidiary of the Company, or any Affiliate of any of them) holds on that date money designated for and sufficient to pay the installment. As provided in
Section 6.09, upon a bankruptcy or reorganization procedure relative to the Company, the Trustee shall serve as the Paying Agent, if any, for the Notes.

               The Company shall pay interest on overdue principal and interest on overdue installments of interest, to the extent lawful, at the rate per annum then borne upon the Notes.

               SECTION 4.02. MAINTENANCE OF OFFICE OR AGENCY. The Company shall maintain the offices and agencies specified in Section 2.04.

               SECTION 4.03. WAIVER OF STAY, EXTENSION OR USURY LAWS. The Company covenants (to the extent that it may lawfully do so) that it shall not at any time insist upon, or plead, or in any manner whatsoever claim or take the benefit or advantage of, any stay or extension law or any usury law or other law that would prohibit or forgive the Company from paying all or any portion of the principal of, premium, if any, or interest on the Notes as contemplated herein, wherever enacted, now or at any time hereafter in force, or that may affect the covenants or the performance of this Indenture; and (to the extent that it may lawfully do so) the Company hereby expressly waives all benefit or advantage of any such law and covenants that it shall not hinder, delay or impede the execution of any power herein granted to the Trustee, but shall suffer and permit the execution of every such power as though no such law had been enacted.

               SECTION 4.04. COMPLIANCE CERTIFICATES. (a) The Company shall deliver to the Trustee within 90 days after the end of each fiscal year an Officers' Certificate (which shall be signed by the Chief Financial Officer of the Company) stating (i) that, a review has been conducted of the activities of the Company under the supervision of the signing Officer with a view to determining whether the Company has kept, observed, performed and fulfilled its obligations under this Indenture, and (ii) that, to the best knowledge of the Officer signing such certificate, the Company has kept, observed, performed and fulfilled each and every covenant and condition contained in this Indenture and is not in default in the performance or observance of any of the terms, provisions, conditions and covenants hereof (or, if a Default or Event of Default shall have occurred, specifying each such Default or Event of Default and describing its status and what action the Company is taking or proposes to take with respect thereto).

               (b) The Company shall, so long as any of the Notes are outstanding, deliver to the Trustee, promptly after any Officer of the Company becomes aware of any Default or Event of Default, an Officers' Certificate specifying such Default or Event of Default and what action the Company is taking or proposes to take with respect thereto.

               SECTION 4.05. MAINTENANCE OF PROPERTIES. The Company shall cause all material properties owned by it or used or held for use in the conduct of its business to be maintained and kept in good condition, repair and working order (ordinary wear and tear and damage by casualty excepted) and supplied with all necessary equipment and shall cause to be made all necessary repairs, renewals, replacements, betterments and improvements thereof, all as in the judgment of the Company may be necessary so that the business carried on in connection therewith may be properly and advantageously conducted at all times; PROVIDED, HOWEVER, that nothing in this Section 4.05 shall prevent the Company from discontinuing the maintenance of any such properties if such discontinuance is, in the judgment of the Company, desirable in the conduct of the business of the Company as a whole and not disadvantageous in any material respect to the Holders.

               SECTION 4.06. INSURANCE. The Company shall maintain insurance with carriers believed by the Company to be responsible, against such risks and in such amounts, and with such deductibles, retentions, self-insured amounts and coinsurance provisions, as the Company believes are customarily carried by similar businesses, of similar size, including as appropriate general liability, property and casualty loss and interruption of business insurance.

                                  ARTICLE FIVE

                              SUCCESSOR CORPORATION

               SECTION 5.01. MERGER, CONSOLIDATION AND SALE OF ASSETS. (a) The Company shall not, in a single transaction or series of related transactions, consolidate or merge with or into any Person, or sell, assign, transfer, lease, convey or otherwise dispose of all or substantially all of the Company's assets whether as an entirety or substantially as an entirety to any Person unless:

               (1)  either:

                    (A) the Company shall be the surviving or continuing corporation; or

                    (B) the Person (if other than the Company) formed by such consolidation or into which the Company is merged or the Person which acquires by sale, assignment, transfer, lease, conveyance or other disposition the properties and assets of the Company substantially as an entirety (the "SURVIVING ENTITY"):

               (v) the person is organized under the laws of the United States or a State thereof or is organized under the laws of a foreign jurisdiction and consents to the jurisdiction of the courts of the United States or a State thereof;

               (x) the person assumes by supplemental indenture all the obligations of the Company under this Indenture and the Notes;

               (y)  immediately after the transaction no Default exists; and

               (z) the Company provides an Officer's Certificate and an Opinion of Counsel to the effect that all the provisions in this
                    Section 5.01 have been complied with.

               The provisions of this Section 5.01 shall not apply to transactions undertaken pursuant to an Inversion Transaction to the extent provided in and permitted by any supplemental indenture for a series of Notes.

               SECTION 5.02. SUCCESSOR SUBSTITUTED. In the event of a sale, assignment, transfer, conveyance or other disposition (other than a lease) described in and complying with the conditions listed in Section 5.01 in which the Company is not the Surviving Entity and the Surviving Entity assumes all the obligations of the Company under the Notes and this Indenture, the Surviving Entity will succeed to, and be substituted for, and may exercise every right and power of, the Company under such agreements and the Company shall be discharged from its obligations under the Notes and this Indenture.

                                   ARTICLE SIX

                              DEFAULT AND REMEDIES

               SECTION 6.01. EVENTS OF DEFAULT. (a) The following events are defined as "EVENTS OF DEFAULT" with respect to each series of notes:

               (1) the failure to pay interest on any such Notes when the same becomes due and payable and the default continues for a period of 30 days (whether or not such payment shall be prohibited by any applicable subordination provisions);

               (2) the failure to pay the principal on any such Notes, when such principal becomes due and payable, at maturity, upon redemption or otherwise on the date specified for such payment in the applicable offer to purchase (whether or not such payment shall be prohibited by any applicable subordination provisions);

               (3) a default in the observance or performance of any other covenant or agreement contained in this Indenture, which default continues for a period of 45 days after the Company receives written notice specifying the default (and demanding that such default be remedied) from the Trustee or the Holders of at least 25% of the outstanding principal amount of such Notes (except in the case of a default with respect to Section 5.01, which will constitute an Event of Default with such notice requirement but without such passage of time requirement);

               (4) the failure to pay at final stated maturity (giving effect to any applicable grace periods and any extensions thereof) the principal amount of any Indebtedness of the Company, or the acceleration of the final stated maturity of any such Indebtedness (which acceleration is not rescinded, annulled or otherwise cured within 20 days of receipt by the Company of notice of any such acceleration);

               (5) the Company pursuant to or within the meaning of any Bankruptcy Law,

               (i)       commences a voluntary case,

               (ii) consents to the entry of an order for relief against it in an involuntary case,

               (iii) consents to the appointment of a Custodian of it or for all or substantially all of its assets, or

               (iv) makes a general assignment for the benefit of its creditors; or

               (6) a court of competent jurisdiction enters an order or decree under any Bankruptcy Law that:

               (i) is for relief against the Company as debtor in an involuntary case,

               (ii) appoints a Custodian of the Company or a Custodian for all or substantially all of the assets of the Company, or

               (iii) orders the liquidation of the Company, and in each case, the order or decree remains unstayed and in effect for 60 days; or

               (b) If an Event of Default (other than an Event of Default specified in Section 6.01(a)(5) or 6.01(a)(6) above with respect to the Company) shall occur and be continuing, the Trustee or the Holders of at least 25% in principal amount of outstanding Notes of such series may declare the principal of and accrued interest on all the Notes to be due and payable by notice in writing to the Company and the Trustee specifying the applicable Event of Default and that it is a "notice of acceleration" (the "ACCELERATION NOTICE"), and the same shall become immediately due and payable.

               If an Event of Default specified in Section 6.01(a)(5) or 6.01(a)(6) above with respect to the Company occurs and is continuing, then all unpaid principal of, and premium, if any, and accrued and unpaid interest on all of the outstanding Notes of such series shall IPSO FACTO become and be immediately due and payable without any declaration or other act on the part of the Trustee or any Holder.

               (c) At any time after a declaration of acceleration with respect to the Notes as described in Section 6.01(b), the Holders of a majority in principal amount of such Notes may rescind and cancel such declaration and its consequences:

          (1) if the rescission would not conflict with any judgment or decree;

          (2) if all existing Events of Default have been cured or waived except nonpayment of principal or interest that has become due solely because of the acceleration;

          (3) to the extent the payment of such interest is lawful, interest on overdue installments of interest and overdue principal, which has become due otherwise than by such declaration of acceleration, has been paid;

          (4) if the Company has paid the Trustee its reasonable compensation and reimbursed the Trustee for its expenses, disbursements and advances; and

          (5) in the event of the cure or waiver of an Event of Default of the type described in Section 6.01(a)(5) or 6.01(a)(6), the Trustee shall have received an Officers' Certificate and an Opinion of Counsel that such Event of Default has been cured or waived.

No such rescission shall affect any subsequent Default or impair any right consequent thereto.

               The Holders of a majority in principal amount of the Notes of such series may waive any existing Default or Event of Default under this Indenture, and its consequences, except a default in the payment of the principal of or interest on such Notes.

               Holders of the Notes may not enforce this Indenture or the Notes except as provided in this Indenture and under the TIA. The Trustee is under no obligation to exercise any of its rights or powers under this Indenture at the request, order or direction of any of the Holders, unless such Holders have offered to the Trustee reasonable indemnity. Subject to all provisions of this Indenture and applicable law, the Holders of a majority in aggregate principal amount of the then outstanding Notes of a series have the right to direct the time, method and place of conducting any proceeding for any remedy available to the Trustee or exercising any trust or power conferred on the Trustee.

               SECTION 6.02. NOTICE OF DEFAULTS. The Trustee shall, within 90 days after the occurrence of any Default with respect to the Notes, give the Holders thereof notice of all uncured Defaults thereunder known to it; PROVIDED, HOWEVER, that, except in the case of an Event of Default in payment with respect to the Notes or a Default in complying with Section 5.01, the Trustee shall be protected in withholding such notice if and so long as a committee of its trust officers in good faith determines that the withholding of such notice is in the interest of the Holders.

               SECTION 6.03. OTHER REMEDIES. If an Event of Default occurs and is continuing on a series of Notes, the Trustee may pursue any available remedy by proceeding at law or in equity to collect the payment of principal of, premium, if any, or interest on the Notes of such series or to enforce the performance of any provision of the Notes of such series or this Indenture.

               The Trustee may maintain a proceeding even if it does not possess any of the Notes or does not produce any of them in the proceeding. Holders of such Notes may not enforce this Indenture or the Notes of such series except as provided in Section 6.02, Section 6.05, Section 6.06 and Section 6.07.

               SECTION 6.04. WAIVER OF PAST DEFAULTS. Subject to Sections 6.02,
6.07 and 9.02, the Holders of at least a majority in principal amount of the outstanding Notes of a series, by notice to the Trustee, may waive an existing Default or Event of Default and its consequences, except a Default in the payment of principal of, premium, if any, or interest on any Note of such series as specified in clause (a) or (b) of Section 6.01 which cannot be waived without the consent of the Holder of such Note or in respect of a covenant or provision of this Indenture which cannot be modified or amended without the consent of the Holder of each outstanding Note affected. Upon any such waiver, such Default shall cease to exist, and any Event of Default arising therefrom shall be deemed to have been cured, for every purpose

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of this Indenture; but no such waiver shall extend to any subsequent or other
Default or Event of Default or impair any right consequent thereto.

               SECTION 6.05. CONTROL BY MAJORITY. Subject to Section 7.02(e), the Holders of a majority in aggregate principal amount of the Notes of a series may direct the time, method and place of conducting any proceeding for any remedy available to the Trustee or of exercising any trust or power conferred on the Trustee. However, the Trustee may refuse to follow any direction that conflicts with law or this Indenture or that the Trustee determines is unduly prejudicial to the rights of other Holders or would involve the Trustee in personal liability; PROVIDED, HOWEVER, that the Trustee may take any other action deemed proper by the Trustee that is not inconsistent with such direction.

               SECTION 6.06. LIMITATION ON SUITS. A Holder may not pursue any proceeding, judicial or otherwise, with respect to this Indenture and the Notes of a series or for the appointment of a receiver or trustee, or for any other remedy hereunder unless:

               (i) the Holder gives the Trustee written notice of a continuing Event of Default;

              (ii) the Holders of at least 25% in aggregate principal amount of outstanding Notes make a written request to the Trustee to pursue the remedy;

             (iii) such Holder or Holders offer the Trustee indemnity satisfactory to the Trustee against any costs, liability or expense;

              (iv) the Trustee does not comply with the request within 15 days after receipt of the request and the offer of indemnity; and

               (v) during such 15-day period, the Holders of a majority in aggregate principal amount of the outstanding Notes of a series do not give the Trustee a direction that is inconsistent with the request.

               However, such limitations do not apply to a suit instituted by a Holder of any Note for enforcement of payment of the principal of or interest on such Note on or after the due date therefor (after giving effect to any grace period specified in Section 6.01(a) and only with respect to the amount of such missed payment).

               For purposes of Section 6.05 of this Indenture and this Section 6.06, the Trustee shall comply with TIA Section 316(a) in making any determination of whether the Holders of the required aggregate principal amount of outstanding Notes have concurred in any request or direction of the Trustee to pursue any remedy available to the Trustee or the Holders with respect to this Indenture and such Notes or otherwise under the law.

               A Holder may not use this Indenture to prejudice the rights of another Holder or to obtain a preference or priority over such other Holder.

               SECTION 6.07. RIGHTS OF HOLDERS TO RECEIVE PAYMENT. Notwithstanding any other provision of this Indenture, the right of any Holder of a Note to receive payment of the principal amount of, Additional Interest, if any, or interest on, such Note or to bring suit for the enforcement of any such payment, on or after the due date expressed in the Notes of a series, shall not be impaired or affected without the consent of such Holder.

               SECTION 6.08. COLLECTION SUIT BY TRUSTEE. If an Event of Default in payment of principal, premium or interest specified in clause (1) or (2) of
Section 6.01(a) occurs and is continuing, the Trustee may recover judgment in its own name and as trustee of an express trust against the Company or any other obligor of the Notes for the whole amount of principal, premium, if any, and accrued interest remaining unpaid, together with interest on overdue principal and premium and, to the extent that payment of such interest is lawful, interest on overdue installments of interest, in each case at the rate specified in the Notes of such series, and such further amount as shall be sufficient to cover the costs and expenses of collection, including the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel.

               SECTION 6.09. TRUSTEE MAY FILE PROOFS OF CLAIM. The Trustee may file such proofs of claim and other papers or documents as may be necessary or advisable in order to have the claims of the Trustee (including any claim for the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel, and any other amounts due the Trustee under
Section 7.07) and the Holders allowed in any judicial proceedings relative to the Company (or any other obligor of the Notes), its creditors or its property and shall be entitled and empowered to collect and receive any monies, securities or other property payable or deliverable upon conversion or exchange of the Notes or upon any such claims and to distribute the same, and any custodian, receiver, assignee, trustee, liquidator, sequestrator or other similar official in any such judicial proceeding is hereby authorized by each Holder to make such payments to the Trustee and, in the event that the Trustee shall consent to the making of such payments directly to the Holders, to pay to the Trustee any amount due to it for the reasonable compensation expenses, disbursements and advances of the Trustee, its agent and counsel, and any other amounts due the Trustee under Section 7.07. Nothing herein contained shall be deemed to empower the Trustee to authorize or consent to, or accept or adopt on behalf of any Holder, any plan of reorganization, arrangement, adjustment or composition affecting the Notes or the rights of any Holder thereof, or to authorize the Trustee to vote in respect of the claim of any Holder in any such proceeding.

               SECTION 6.10. PRIORITIES. If the Trustee collects any money pursuant to this Article Six it shall pay out the money in the following order:

               First: to the Trustee for all amounts due under Section 7.07 and any receiver, manager, administrative receiver, liquidator or agent appointed subject to this Indenture;

               Second: to Holders for amounts then due and unpaid for principal of, premium, if any, and interest on the Notes of a series in respect of which or for the benefit of which such money has been collected, ratably, without preference or priority of any kind, according to the amounts due and payable on such Notes for principal, premium, if any, and interest, respectively; and

               Third: to the Company and any other obligors of such Notes, as their interests may appear, or as a court of competent jurisdiction may direct.

               The Trustee, upon prior written notice to the Company, may fix a record date and payment date for any payment to Holders pursuant to this Section 6.10.

               SECTION 6.11. UNDERTAKING FOR COSTS. In any suit for the enforcement of any right or remedy under this Indenture or in any suit against the Trustee for any action taken or omitted by it as Trustee, a court may require any party litigant in such suit to file an undertaking to pay the costs of the suit, and the court may assess reasonable costs, including reasonable attorneys' fees and expenses, against any party litigant in the suit having due regard to the merits and good faith of the claims or defenses made by the party litigant. This Section 6.11 does not apply to a suit by the Trustee, a suit by a Holder pursuant to Section 6.07, or a suit by Holders of more than 10% in principal amount of the outstanding Notes.

               SECTION 6.12. RESTORATION OF RIGHTS AND REMEDIES. If the Trustee or any Holder has instituted any proceeding to enforce any right or remedy under this Indenture and such proceeding has been discontinued or abandoned for any reason, or has been determined adversely to the Trustee or to such Holder, then, and in every such case, subject to any determination in such proceeding, the Company, the Trustee and the Holders shall be restored severally and respectively to their former positions hereunder and thereafter all rights and remedies of the Company, Trustee and the Holders shall continue as though no such proceeding had been instituted.

               SECTION 6.13. RIGHTS AND REMEDIES CUMULATIVE. Except as otherwise provided with respect to the replacement or payment of mutilated, destroyed, lost or wrongfully taken Notes in Section 2.07, no right or remedy herein conferred upon or reserved to the Trustee or to the Holders is intended to be exclusive of any other right or remedy, and every right and remedy shall, to the extent permitted by law, be cumulative and in addition to every other right and remedy given hereunder or now or hereafter existing at law or in equity or otherwise. The assertion or employment of any right or remedy hereunder, or otherwise, shall not prevent the concurrent assertion or employment of any other appropriate right or remedy.

               SECTION 6.14. DELAY OR OMISSION NOT WAIVER. No delay or omission of the Trustee or of any Holder to exercise any right or remedy accruing upon any Event of Default shall impair any such right or remedy or constitute a waiver of any such Event of Default or an acquiescence therein. Every right and remedy given by this Article Six or by law to the Trustee or to the Holders may be exercised from time to time, and as often as may be deemed expedient, by the Trustee or by the Holders, as the case may be.

                                  ARTICLE SEVEN

                                     TRUSTEE

               SECTION 7.01. GENERAL. The duties and responsibilities of the Trustee shall be as provided by the TIA and as set forth herein. The Trustee undertakes to perform such duties as are specifically set forth in this Indenture, and no implied covenants or obligations shall be read into this Indenture against the Trustee. Notwithstanding the foregoing, no provision of this Indenture shall require the Trustee to expend or risk its own funds or otherwise incur any financial liability in the performance of any of its duties hereunder, or in the exercise of any of its rights or powers, if it shall have reasonable grounds for believing that repayment of such funds or indemnity satisfactory to it against such risk or liability is not reasonably assured to it. Whether or not therein expressly so provided, every provision of this Indenture relating to the conduct or affecting the liability of or affording protection to the Trustee shall be subject to the provisions of this Article Seven.

               SECTION 7.02. CERTAIN RIGHTS, DUTIES AND RESPONSIBILITIES OF TRUSTEE. Subject to TIA Sections 315(a) through (d):

               (a) if any Event of Default has occurred and is continuing of which a Responsible Officer of the Trustee has actual knowledge, the Trustee shall exercise such of the rights and powers vested in it by this Indenture, and use the same degree of care and skill in their exercise as a prudent Person would exercise or use under the circumstances in the conduct of such Person's own affairs;

               (b) the Trustee may conclusively rely and shall be protected in acting or refraining from acting, upon any resolution, certificate, statement, instrument, opinion, report, notice, request, direction, consent, order, bond, debenture, note, other evidence of indebtedness or other paper or document (whether in its original or facsimile form) believed by it to be genuine and to have been signed or presented by the proper person. The Trustee need not investigate any fact or matter stated in the document;

               (c) before the Trustee acts or refrains from acting, it may require an Officers' Certificate and/or an Opinion of Counsel, which shall conform to the certificate or opinion described in Section 11.03 or Section 11.04, as the case may be. The Trustee shall not be liable for any action it takes or omits to take in good faith in reliance on such certificate or opinion;

               (d) the Trustee may consult with and act through attorneys and agents of its selection and the advice of such attorneys and agents shall be full and complete authorization and protection in respect of any action taken, suffered or omitted by it hereunder in good faith and in reliance thereon;

               (e) the Trustee shall be under no obligation to exercise any of the rights or powers vested in it by this Indenture at the request or direction of any of the Holders, unless such Holders shall have offered to the Trustee reasonable security or indemnity satisfactory to it against the costs, expenses and liabilities that might be incurred by it in compliance with such request or direction;

               (f) the Trustee shall not be liable for any action it takes or omits to take in good faith that it believes to be authorized or within its rights or powers or for any action it takes or omits to take in accordance with the direction of the Holders of the requisite percentage in principal amount of the outstanding Notes required by this Indenture relating to the time, method and place of conducting any proceeding for any remedy available to the Trustee, or exercising any trust or power conferred upon the Trustee, under this Indenture;

               (g) whenever in the administration of this Indenture the Trustee shall deem it desirable that a matter be proved or established prior to taking, suffering or omitting any action hereunder, the Trustee (unless other evidence be herein specifically prescribed), in the absence of bad faith on its part, may conclusively rely, as to the truth of the statements and the correctness of the opinions expressed therein, upon an Officers' Certificate or an Opinion of Counsel furnished to it and conforming with the requirements of this Indenture; but in the case of any such Officers' Certificate or Opinion of Counsel which by provision hereof are specifically required to be furnished to the Trustee, the Trustee shall be under a duty to examine the same to determine whether or not they conform to the requirements of this Indenture (but need not confirm or investigate the accuracy of mathematical calculations or other facts stated therein);

               (h) the Trustee shall not be bound to make any investigation into the facts or matters stated in any resolution, certificate, statement, instrument, opinion, report, notice, request, direction, consent, order, bond, debenture, note, other evidence of indebtedness or other paper or document, but the Trustee, in its discretion, may make such further inquiry or investigation into such facts or matters as it may see fit, and, if the Trustee shall determine to make such further inquiry or investigation, it shall be entitled to examine the books, records and premises of the Company personally or by agent or attorney at the sole cost of the Company and shall incur no liability or additional liability of any kind by reason of such inquiry or investigation;

               (i) the Trustee shall not be deemed to have knowledge of any Default or Event of Default except any Default or Event of Default of which a Responsible Officer of the Trustee shall have received written notification, or obtained actual knowledge;

               (j) the Trustee may execute any of the trusts or powers hereunder or perform any duties hereunder either directly or by or through agents or attorneys and the Trustee shall not be responsible for any misconduct or negligence on the part of any agent or attorney appointed with due care by it hereunder;

               (k) the rights, privileges, protections, immunities and benefits given to the Trustee, including, without limitation, its right to be indemnified, are extended to, and shall be enforceable by, the Trustee in each of its capacities hereunder, and to each agent, custodian and other Person employed to act hereunder; and

               (k) the Trustee may request that the Company deliver an Officers' Certificate setting forth the names of individuals and/or titles of officers authorized at such time to take specified actions pursuant to this Indenture, which Officers' Certificate may be signed by any person authorized to sign an Officers' Certificate, including any person specified as so authorized in any such certificate previously delivered and not superseded.

               SECTION 7.03. INDIVIDUAL RIGHTS OF TRUSTEE. The Trustee, in its individual or any other capacity, may become the owner or pledgee of Notes and may otherwise deal with the Company or its Affiliates with the same rights it would have if it were not the Trustee. Any Agent may do the same with like rights. However, the Trustee is subject to TIA Sections 310(b) and 311.

               SECTION 7.04. TRUSTEE'S DISCLAIMER. The Trustee (a) makes no representation as to the validity, accuracy or adequacy of this Indenture, any offering materials or the Notes, (b) shall not be accountable for the Company's use or application of the proceeds from the Notes and (c) shall not be responsible for any statement in the Notes other than its certificate of authentication.

               SECTION 7.05. NOTICE OF DEFAULT. If any Default or any Event of Default occurs and is continuing and if such Default or Event of Default is actually known to a Responsible Officer of the Trustee, the Trustee shall mail to each Holder in the manner and to the extent provided in TIA Section 313(c) notice of the Default or Event of Default within 90 days after it occurs, unless such Default or Event of Default has been cured; PROVIDED,

HOWEVER, that, except in the case of a default in the payment of the principal of, premium, if any, or interest on any Note, the Trustee shall be protected in withholding such notice if and so long as the Board of Directors, the executive committee or a trust committee of directors and/or Responsible Officers of the Trustee in good faith determine that the withholding of such notice is in the interest of the Holders. The Company shall give the Trustee notice of any uncured Default or Event of Default within 30 days after any Responsible Officer of the Company becomes aware of or receives actual notice of such Event of Default.

               SECTION 7.06. REPORTS BY TRUSTEE TO HOLDERS. Within 60 days after each May 15 following initial issuance, the Trustee shall mail to each Holder as provided in TIA Section 313(c) a brief report dated as of such May 15 if required by TIA Section 313(a).

               SECTION 7.07. COMPENSATION AND INDEMNITY. The Company shall pay to the Trustee such compensation as shall be agreed upon in writing for its services hereunder. The compensation of the Trustee shall not be limited by any law on compensation of a trustee of an express trust. The Company shall reimburse the Trustee upon request for all reasonable out-of-pocket expenses and advances incurred or made by the Trustee in each of its capacities hereunder. Such expenses shall include the reasonable compensation and expenses of the Trustee's agents and counsel.

               The Company shall indemnify the Trustee, in each of its capacities, and any successor of the Trustee, in each of its capacities, for, and hold it harmless against, any and all claims, damages, losses, costs, liability or expense (including, without limitation, the reasonable fees and expenses of its counsel and advisors) and taxes (other than taxes based on the income of the Trustee) incurred by it without negligence or willful misconduct on its part arising out of or in connection with the acceptance or administration of this Indenture and its duties under this Indenture and the Notes and the exercise of its rights and powers under this Indenture, including the costs and expenses of defending itself against any claim or liability (whether asserted by the Company, any Holder or any other Person) and of complying with any process served upon it or any of its officers in connection with the exercise or performance of any of its powers or duties under this Indenture and the Notes and the exercise of the rights of the Trustee thereunder. The Company need not pay for any settlement made without its consent, which consent shall not be unreasonably withheld.

               To secure the Company's payment obligations in this Section 7.07, the Trustee shall have a lien prior to the Notes on all money or property held or collected by the Trustee, in its capacity as Trustee, except money or property held in trust to pay principal of, Additional Interest, if any, and interest on particular Notes.

               If the Trustee incurs expenses or renders services after the occurrence of an Event of Default specified in Sections 6.01(a)(5) and/or 6.01(a)(6), the expenses (including the reasonable charges and expenses of its counsel) and the compensation for the services will be intended to constitute expenses of administration under Title 11 of the United States Bankruptcy Code or any applicable foreign, federal or state law for the relief of debtors.

               The provisions of this Section 7.07 shall survive the termination of this Indenture, payment of the Notes and/or the removal or resignation of the Trustee.

               SECTION 7.08. REPLACEMENT OF TRUSTEE. A resignation or removal of the Trustee and appointment of a successor Trustee shall become effective only upon the successor Trustee's acceptance of appointment as provided in this
Section 7.08.

               The Trustee may resign at any time by so notifying the Company in writing at least 30 days prior to the date of the proposed resignation. The Holders of a majority in principal amount of the outstanding Notes may remove the Trustee by so notifying the Trustee in writing and may appoint a successor Trustee with the prior written consent of the Company. The Company may remove the Trustee by a Board Resolution if: (a) the Trustee is no longer eligible under Section 7.10; (b) the Trustee is adjudged a bankrupt or an insolvent; (c) a receiver or other public officer takes charge of the Trustee or its property; or (d) the Trustee becomes incapable of acting.

               If the Trustee resigns or is removed, or if a vacancy exists in the office of Trustee for any reason, the Company shall promptly appoint a successor Trustee. Within one year after the successor Trustee takes office, the Holders of a majority in principal amount of the outstanding Notes may appoint a successor Trustee to replace the successor Trustee appointed by the Company. If the successor Trustee does not deliver its written acceptance required by the next succeeding paragraph of this Section 7.08 within 30 days after the retiring Trustee resigns or is removed, the retiring Trustee, the Company or the Holders of a majority in principal amount of the outstanding Notes may petition, at the expense of the Company, any court of competent jurisdiction for the appointment of a successor Trustee.

               A successor Trustee shall deliver a written acceptance of its appointment to the retiring Trustee and to the Company. Immediately after the delivery of such written acceptance, subject to the lien provided in Section 7.07, (i) the retiring Trustee shall transfer all property held by it as Trustee to the successor Trustee, (ii) the resignation or removal of the retiring Trustee shall become effective and (iii) the successor Trustee shall have all the rights, powers and duties of the Trustee under this Indenture. A successor Trustee shall mail notice of its succession to each Holder.

               If the Trustee is no longer eligible under Section 7.10, any Holder who satisfies the requirements of TIA Section 310(b) may petition any court of competent jurisdiction for the removal of the Trustee and the appointment of a successor Trustee.

               The Company shall give notice of any resignation and any removal of the Trustee and each appointment of a successor Trustee to all Holders. Each notice shall include the name of the successor Trustee and the address of its Corporate Trust Office.

               Notwithstanding replacement of the Trustee pursuant to this
Section 7.08, the Company's obligation under Section 7.07 shall continue for the benefit of the retiring Trustee.

               SECTION 7.09. SUCCESSOR TRUSTEE BY MERGER, ETC. If the Trustee consolidates with, merges or converts into, or transfers all or substantially all of its corporate trust business to, another corporation or national banking association, the resulting, surviving or transferee corporation or national banking association without any further act shall be the successor Trustee with the same effect as if the successor Trustee had been named as the Trustee herein.

               SECTION 7.10. ELIGIBILITY. This Indenture shall always have a Trustee who satisfies the requirements of TIA Section 310(a)(1). The Trustee shall have a combined capital and surplus of at least $50.0 million as set forth in its most recent published annual report of condition.

               SECTION 7.11. MONEY HELD IN TRUST. The Trustee shall not be liable for interest on any money received by it except as the Trustee may agree in writing with the Company. Money held in trust by the Trustee need not be segregated from other funds except to the extent required by law and except for money held in trust under Article Eight of this Indenture.

               SECTION 7.12. WITHHOLDING TAXES. The Paying Agent, as agent for the Company, shall exclude and withhold from each payment of principal and interest and other amounts due hereunder or under the Notes any and all withholding taxes applicable thereto as required by law, as directed in writing by the Company. The Paying Agent agrees to act as such withholding agent and, in connection therewith, whenever any present or future taxes or similar charges are required to be withheld with respect to any amounts payable in respect of the Notes, to withhold such amounts, as directed in writing by the Company, and timely pay the same to the appropriate authority, as directed in writing by the Company, in the name of and on behalf of the Holders of the Notes, and to file any necessary withholding tax returns or statements when due. The Company or the Trustee shall, as promptly as possible after the payment of the taxes described above, deliver to each Holder of a Note documentation in form satisfactory to the Company showing the payment thereof, together with such additional documentary evidence as such Holders may reasonably request from time to time.

               SECTION 7.13. TRUSTEE'S APPLICATION FOR INSTRUCTIONS FROM THE COMPANY. Any application by the Trustee for written instructions from the Company may, at the option of the Trustee, set forth in writing any action proposed to be taken or omitted by the Trustee under this Indenture and the date on and/or after which such actions shall be taken or such omission shall be effective. The Trustee shall not be liable for any action taken by, or omission of, the Trustee in accordance with a proposal included in such application on or after the date specified in such application (which date shall not be less than three Business Days after the date any Officer of the Company actually receives such application, unless any such Officer shall have consented in writing to any earlier date) unless prior to taking any such action (or the effective date in the case of an omission), the Trustee shall have received written instructions in response to such application specifying the action to be taken or omitted.

               SECTION 7.14. APPOINTMENT OF CO-TRUSTEE. (a) Notwithstanding any other provisions of this Indenture, at any time, for the purpose of meeting any legal requirement of any jurisdiction in which any part of the Notes may at the time be located, the Trustee shall have the power and may execute and deliver all instruments necessary to appoint one or more Persons to act as a co-trustee or co-trustees, or separate trustee or separate trustees, of all or any part of the Notes, and to vest in such Person or Persons, in such capacity and for the benefit of the Holders, such title to the Notes, or any part hereof, and subject to the other provisions of this Section 7.14, such powers, duties, obligations, rights and trusts as the Trustee may consider necessary or desirable. No notice to Holders of the appointment of any co-trustee or separate trustee shall be required.

               (b) Every separate trustee and co-trustee shall, to the extent permitted by law, be appointed and act subject to the following provisions and conditions:

               (i) all rights, powers, duties and obligations conferred or imposed upon the Trustee shall be conferred or imposed upon and exercised or performed by the Trustee and such separate trustee or co-trustee jointly (it being understood that such separate trustee or co-trustee is not authorized to act separately without the Trustee joining in such act) except to the extent that under any law of any jurisdiction in which any particular act or acts are to be performed the Trustee shall be incompetent or unqualified or it shall be unreasonably burdensome for the Trustee to perform such act or acts, in which event such rights, powers, duties and obligations (including the holding of title to the Notes or any portion thereof in any such jurisdiction) shall be exercised and performed singly by such separate trustee or co-trustee, but solely at the direction of the Trustee;

              (ii) no trustee hereunder shall be personally liable by reason of any act or omission of any other trustee hereunder; and

             (iii) the Trustee may at any time accept the resignation of or remove any separate trustee or co-trustee.

               (c) Any notice, request or other writing given to the Trustee shall be deemed to have been given to each of the then separate trustees and co-trustees, as effectively as if given to each of them. Every instrument appointing any separate trustee or co-trustee shall refer to this Indenture and the conditions of this Article Seven. Each separate trustee and co-trustee, upon its acceptance of the appointment, shall be vested with the estates or property specified in its instrument of appointment, either jointly with the Trustee or separately, as may be provided therein, subject to all the provisions of this Indenture, specifically including every provision of this Indenture relating to the conduct of, affecting the liability of, or affording protection or rights (including the rights to compensation, reimbursement and indemnification hereunder) to, the Trustee. Every such instrument shall be filed with the Trustee.

               (d) Any separate trustee or co-trustee may at any time constitute the Trustee its agent or attorney-in-fact with full power and authority, to the extent not prohibited by law, to do any lawful act under or in respect of this Indenture on its behalf and in its name. If any separate trustee or co-trustee shall die, become incapable of acting, resign or be removed, all of its estates, properties, rights, remedies and trusts shall vest in and be exercised by the Trustee, to the extent permitted by law, until the appointment of a new trustee or successor to such separate or co-trustee.

                                  ARTICLE EIGHT

                             DISCHARGE OF INDENTURE

               SECTION 8.01. TERMINATION OF COMPANY'S OBLIGATIONS. Unless the Securities Resolution otherwise precludes and except as otherwise provided in this Section 8.01, the Company may terminate its obligations under this Indenture and to a series of Notes if:

               (1)  either:

                    (a) all the Notes theretofore authenticated and delivered (except lost, stolen or destroyed Notes that have been replaced or paid and Notes for whose payment money has theretofore been deposited in trust or segregated and held in trust by the Company and thereafter repaid to the Company or discharged from such trust) have been delivered to the Trustee for cancellation; or

                    (b) all Notes not theretofore delivered to the Trustee for cancellation have become due and payable, and the Company has irrevocably deposited or caused to be deposited with the Trustee funds in an amount sufficient to pay and discharge the entire Indebtedness on the Notes not theretofore delivered to the Trustee for cancellation, for principal of, premium,

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               if any, and interest on the Notes to the date of deposit together with irrevocable instructions from the Company directing the Trustee to apply such funds to the payment thereof at maturity or redemption, as the case may be;

               (2) the Company has paid all other sums payable under this Indenture by the Company; and

               (3) the Company has delivered to the Trustee an Officers' Certificate and an Opinion of Counsel stating that all conditions precedent under this Indenture relating to the satisfaction and discharge of this Indenture have been complied with.

               With respect to the foregoing clause (1), the Company's obligations under Sections 7.07 and 12.08 shall survive such satisfaction and discharge. With respect to the foregoing clause (2), the Company's obligations in Sections 2.02, 2.03, 2.04, 2.05, 2.07, 2.10, 2.12, 4.02, 7.07, 7.08, 8.04,
8.05, 8.06 and 12.08 shall survive until the Notes are no longer outstanding. Thereafter, only the Company's obligations in Sections 7.07, 8.05, 8.06 and
12.08 shall survive. After any such irrevocable deposit, the Trustee upon written request of the Company shall acknowledge in writing the discharge of the Company's obligations under the Notes and this Indenture, except for those surviving obligations specified above.

               SECTION 8.02. DEFEASANCE AND DISCHARGE OF INDENTURE. The Company will be deemed to have paid and will be discharged from any and all obligations in respect of this Indenture and a series of Notes on the date of the deposit referred to in clause (A) of this Section 8.02, and the provisions of this Indenture will no longer be in effect with respect to such series of Notes ("LEGAL DEFEASANCE"), and the Trustee, at the expense of the Company, shall execute proper instruments acknowledging the same, except for the following provisions which shall survive until otherwise terminated or discharged hereunder: (a) the rights of Holders of outstanding Notes to receive solely from the trust fund described in clause (A) below payments in respect of the principal of, premium, if any, and interest on such Notes when such payments are due, (b) the Company's obligations with respect to such Notes under Article Two and Section 4.02 hereof, (c) the rights, powers, trusts, duties, indemnities and immunities of the Trustee hereunder, including, without limitation, Section 7.07 hereof and the Company's obligations in connection therewith and (d) this Article Eight. Subject to compliance with this Article Eight, the Company may exercise its option under this Section 8.02 notwithstanding the prior exercise of its option under Section 8.03 hereof. The following conditions shall apply to Legal Defeasance:

               (A) the Company must irrevocably deposit with the Trustee, in trust, for the benefit of the Holders of such Notes, cash in United States dollars, non callable Government Securities, or a combination thereof, in such amounts as will be sufficient, in the opinion of a nationally recognized firm of independent public accountants, to pay and discharge the principal of, premium, if any, and interest on the

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          outstanding Notes on the Stated Maturity thereof or on the applicable redemption date (such date being referred to as the "DEFEASANCE REDEMPTION DATE"), as the case may be, and any other amounts owing under this Indenture, if in the case of a Defeasance Redemption Date prior to electing to exercise either Legal Defeasance or Covenant Defeasance, the Company has delivered to the Trustee an irrevocable notice to redeem all of the outstanding Notes on such Defeasance Redemption Date;

               (B) the Company shall have delivered to the Trustee an Opinion of Counsel in the United States reasonably acceptable to the Trustee confirming that:

               (i) the Company has received from, or there has been published by the United States Internal Revenue Service, a ruling, or

               (ii) since the date of this Indenture, there has been a change in the applicable U.S. federal income tax law,

          in either case to the effect that, and based thereon this Opinion of Counsel shall confirm that, the Holders will not recognize income, gain or loss for U.S. federal income tax purposes as a result of the Legal Defeasance and will be subject to U.S. federal income tax on the same amounts, in the same manner and at the same times as would have been the case if such Legal Defeasance had not occurred;

               (C) no Default shall have occurred and be continuing on the date of such deposit (other than a Default resulting from the borrowing of funds to be applied to such deposit and the grant of any Lien securing such borrowing);

               (D) the Legal Defeasance shall not result in a breach or violation of, or constitute a default under this Indenture (other than a Default resulting from the borrowing of funds to be applied to such deposit and the grant of any Lien securing such borrowing) or any other material agreement or instrument (including, without limitation, the Credit Agreement) to which the Company or any of its Subsidiaries is a party or by which the Company or any of its Subsidiaries is bound;

               (E) the Company shall have delivered to the Trustee an Officers' Certificate stating that the deposit was not made by it with the intent of preferring the Holders over any other of its creditors or with the intent of defeating, hindering, delaying or defrauding any other of its creditors or others;

               (F) the Company shall have delivered to the Trustee an Officers' Certificate and an Opinion of Counsel, each stating that the conditions provided for in, in the case of the Officers' Certificate, clauses (A) through (E) and, in the case of the Opinion of

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          Counsel, clauses (A) (with respect to the validity and perfection of the security interest), (B) and (D) of this Section 8.02 have been complied with; and

               (G) the Company shall have delivered to the Trustee an Opinion of Counsel to the effect that assuming no intervening bankruptcy of the Company between the date of deposit and the 124th day following the date of deposit and that no Holder is an insider of the Company, after the 124th day following the date of deposit, the trust funds will not be subject to the effect of any applicable bankruptcy, insolvency, reorganization or similar laws affecting creditors' rights generally

               The Company's obligations in Sections 2.02, 2.03, 2.04, 2.05, 2.07, 2.10, 2.12, 4.02, 7.07, 7.08,, 8.04, 8.05, 8.06 and 12.08 shall survive until the Notes are no longer outstanding. Thereafter, only the Company's obligations in Sections 7.07, 8.05, 8.06 and 12.08 shall survive.

               After any such irrevocable deposit, the Trustee upon written request shall acknowledge in writing the discharge of the Company's obligations under the Notes and this Indenture except for those surviving obligations in the immediately preceding paragraph.

               Notwithstanding the foregoing, the Opinion of Counsel required by
Section 8.02(B) with respect to a Legal Defeasance need not be delivered if all Notes not theretofore delivered to the Trustee for cancellation (1) have become due and payable or (2) will become due and payable on the maturity date or a redemption date within one year under arrangements satisfactory to the Trustee for the giving of notice of redemption by the Trustee in the name, and at the expense, of the Company.

               SECTION 8.03. DEFEASANCE OF CERTAIN OBLIGATIONS. Unless the Securities Resolution otherwise provides, the Company may omit to comply with certain terms, provisions or conditions ("COVENANT DEFEASANCE"), with respect to a series of Notes if:

               (A) the Company must irrevocably deposit with the Trustee, in trust, for the benefit of the Holders of such Notes, cash in United States dollars, non callable Government Securities, or a combination thereof, in such amounts as will be sufficient, in the opinion of a nationally recognized firm of independent public accountants, to pay and discharge the principal of, premium, if any, and interest on the outstanding Notes on the Stated Maturity thereof or on the applicable redemption date (such date being referred to as the "DEFEASANCE REDEMPTION DATE"), as the case may be, and any other amounts owing under this Indenture, if in the case of a Defeasance Redemption Date prior to electing to exercise either Legal Defeasance or Covenant Defeasance, the Company has delivered to the Trustee an irrevocable notice to redeem all of the outstanding Notes on such Defeasance Redemption Date;

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               (B)  the Company shall have delivered to the Trustee an Opinion of Counsel in the United States reasonably acceptable to such Trustee confirming that the Holders will not recognize income, gain or loss for U.S. federal income tax purposes as a result of such Covenant Defeasance and will be subject to U.S. federal income tax on the same amounts, in the same manner and at the same times as would have been the case if the Covenant Defeasance had not occurred;

               (C) no Default shall have occurred and be continuing on the date of such deposit (other than a Default or Event of Default resulting from the borrowing of funds to be applied to such deposit and the grant of any Lien securing such borrowing);

               (D) the Covenant Defeasance shall not result in a breach or violation of, or constitute a default under this Indenture (other than a Default or Event of Default resulting from the borrowing of funds to be applied to such deposit and the grant of any Lien securing such borrowing) or any other material agreement or instrument (including, without limitation, the Credit Agreement) to which the Company or any of its Subsidiaries is a party or by which the Company or any of its Subsidiaries is bound;

               (E) the Company shall have delivered to the Trustee an Officers' Certificate stating that the deposit was not made by it with the intent of preferring the Holders over any other of its creditors or with the intent of defeating, hindering, delaying or defrauding any other of its creditors or others;

               (F) the Company shall have delivered to the Trustee an Officers' Certificate and an Opinion of Counsel, each stating that the conditions provided for in, in the case of the Officers' Certificate, clauses (A) through (E) and, in the case of the Opinion of Counsel, clauses (A) (with respect to the validity and perfection of the security interest), (B) and (D) of this Section 8.03 have been complied with; and

               (G) the Company shall have delivered to the Trustee an Opinion of Counsel to the effect that assuming no intervening bankruptcy of the Company between the date of deposit and the 124th day following the date of deposit and that no Holder is an insider of the Company, after the 124th day following the date of deposit, the trust funds will not be subject to the effect of any applicable bankruptcy, insolvency, reorganization or similar laws affecting creditors' rights generally.

               If the funds deposited with the Trustee to effect Covenant Defeasance are insufficient to pay the principal of and interest on the Notes when due, then the Company's obligations under this Indenture will be revived and no such defeasance will be deemed to have occurred.

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               SECTION 8.04. APPLICATION OF TRUST MONEY. Subject to Section
8.06, the Trustee or Paying Agent shall hold in trust money or Government Obligations deposited with it pursuant to Section 8.01, 8.02 or 8.03, as the case may be, and shall apply the deposited money and the money from Government Obligations in accordance with the Notes and this Indenture to the payment of principal of, premium, if any, and interest on the Notes.

               SECTION 8.05. REPAYMENT TO COMPANY. Subject to Sections 7.07, 8.01, 8.02 and 8.03, the Trustee and the Paying Agent shall promptly pay to the Company upon request set forth in an Officers' Certificate any excess money held by them at any time and thereupon shall be relieved from all liability with respect to such money. The Trustee and the Paying Agent shall pay to the Company upon written request any money held by them for the payment of principal, premium, if any, or interest that remains unclaimed for two years; PROVIDED that the Trustee or such Paying Agent before being required to make any payment shall cause to be published at the expense of the Company once in a newspaper of general circulation in the City of New York or mail to each Holder entitled to such money at such Holder's address (as set forth in the Register) notice that such money remains unclaimed and that after a date specified therein (which shall be at least 30 days from the date of such publication or mailing) any unclaimed balance of such money then remaining will be repaid to the Company. After payment to the Company, Holders entitled to such money must look to the Company for payment as general creditors unless an applicable law designates another Person, and all liability of the Trustee and such Paying Agent with respect to such money shall cease.

               SECTION 8.06. REINSTATEMENT. If the Trustee or Paying Agent is unable to apply any money or Government Obligations in accordance with Section 8.01, 8.02 or 8.03, as the case may be, by reason of any legal proceeding or by reason of any order or judgment of any court or governmental authority enjoining, restraining or otherwise prohibiting such application, the Company's obligations under this Indenture and the Notes shall be revived and reinstated as though no deposit had occurred pursuant to Section 8.01, 8.02 or 8.03, as the case may be, until such time as the Trustee or Paying Agent is permitted to apply all such money or Government Obligations in accordance with Section 8.01,
8.02 or 8.03, as the case may be; PROVIDED that if the Company has made any payment of principal of, premium, if any, or interest on any Notes because of the reinstatement of its obligations, the Company shall be subrogated to the rights of the Holders of such Notes to receive such payment from the money or Government Obligations held by the Trustee or Paying Agent.

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                                  ARTICLE NINE

                      AMENDMENTS, SUPPLEMENTS AND WAIVERS

               SECTION 9.01. WITHOUT CONSENT OF HOLDERS. The Company, when authorized by a resolution of its Board of Directors (as evidenced by a Board Resolution), and the Trustee may amend or supplement this Indenture and the Notes without notice to or the consent of any Holder:

               (1)  to cure any ambiguity, defect or inconsistency;

               (2) to provide for uncertificated Notes in addition to or in place of certificated Notes;

               (3)  to comply with Article 5 or Section 11.06;

               (4) to make any change that would provide any additional rights or benefits to the Holders of Notes or that does not materially adversely affect the rights or interests under this Indenture of any such Holder;

               (5)  to create a series and establish its terms;

               (6) to comply with requirements of the Commission in order to effect or maintain the qualification of this Indenture under the Trust Indenture Act;

               (7) to alter the form of Notes to provide for any changes in applicable tax laws to the extent that such changes do not materially adversely affect the rights or interests of any Holder;

               (8) to comply with the requirements of any supplemental indenture relating to an Inversion Transaction;

               (9) to provide that specific provisions of this Indenture shall not apply to a series not previously issued; or

               (10) to provide for a separate Trustee for one or more series.

               This Section 9.01 is subject to Section 9.05.

               SECTION 9.02. WITH CONSENT OF HOLDERS. Unless the Securities Resolution otherwise provides, subject to Sections 6.04 and 6.07 and without prior notice to the Holders, the Company, when authorized by its Board of Directors (as evidenced by a Board Resolution), and the Trustee may amend this Indenture and the Notes with the written consent of the Holders of a majority in aggregate principal amount of the Notes then outstanding, and the Holders of a majority in aggregate principal amount of the Notes then outstanding by written notice to the Trustee may waive compliance by the Company with any provision of this Indenture and the Notes.

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               Notwithstanding the foregoing provisions of this Section 9.02, without the consent of each Holder affected, an amendment or waiver, including a waiver pursuant to Section 6.04, may not:

               (i) reduce the amount of Notes whose Holders must consent to an amendment;

               (ii) reduce the rate of or change or have the effect of changing the time for payment of interest, including defaulted interest, on any Notes;

               (iii) reduce the principal of or change or have the effect of changing the fixed maturity of any Notes, or change the date on which any Notes may be subject to redemption or reduce the redemption price therefor;

               (iv) make any Notes payable in money other than that stated in the Notes;

               (v) make any change in provisions of this Indenture protecting the right of each Holder to receive payment of principal of and interest on such Note on or after the due date thereof or to bring suit to enforce such payment, or permitting Holders of a majority in principal amount of Notes to waive Defaults or Events of Default; or

               (vi) make any change that materially adversely affects the right to convert or exchange any Notes.

               It shall not be necessary for the consent of the Holders under this Section 9.02 to approve the particular form of any proposed amendment, supplement or waiver, but it shall be sufficient if such consent approves the substance thereof.

               After an amendment, supplement or waiver under this Section 9.02 becomes effective, the Company shall mail to the Holders affected thereby a notice briefly describing the amendment, supplement or waiver. The Company shall mail supplemental indentures to Holders upon request. Any failure of the Company to mail such notice, or any defect therein, shall not, however, in any way impair or affect the validity of any such supplemental indenture or waiver.

               This Section 9.02 is subject to Section 9.05.

               SECTION 9.03. REVOCATION AND EFFECT OF CONSENT. Until an amendment or waiver becomes effective, a consent to it by a Holder is a continuing consent by the Holder and every subsequent Holder of a Note or portion of a Note that evidences the same debt as

                                      -40-
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the Note of the consenting Holder, even if notation of the consent is not made on any Note. However, any such Holder or subsequent Holder may revoke the consent as to its Note or portion of its Note. Such revocation shall be effective only if the Trustee receives the notice of revocation before the date the amendment, supplement or waiver becomes effective. An amendment, supplement or waiver shall become effective on receipt by the Trustee of written consents from the Holders of the requisite percentage in principal amount of the outstanding Notes and any other conditions thereto specified in the notice relating thereto.

               The Company may, but shall not be obligated to, fix a record date for the purpose of determining the Holders entitled to consent to any amendment, supplement or waiver. If a record date is fixed, then, notwithstanding the last two sentences of the immediately preceding paragraph, those persons who were Holders at such record date (or their duly designated proxies) and only those persons shall be entitled to consent to such amendment, supplement or waiver or to revoke any consent previously given, whether or not such persons continue to be Holders after such record date. No such consent shall be valid or effective for more than 90 days after such record date.

               After an amendment, supplement or waiver becomes effective, it shall bind every Holder unless it is of the type described in any of clauses (i) through (vi) of Section 9.02. In case of an amendment or waiver of the type described in clauses (i) through (vi) of Section 9.02, the amendment or waiver shall bind each Holder who has consented to it and every subsequent Holder of a Note that evidences the same indebtedness as the Note of the consenting Holder.

               SECTION 9.04. NOTATION ON OR EXCHANGE OF NOTES. If an amendment, supplement or waiver changes the terms of a Note, the Trustee may require the Holder to deliver it to the Trustee. The Trustee shall, if directed in writing by the Company, place an appropriate notation on the Note about the changed terms and return it to the Holder and the Trustee shall, if directed in writing by the Company, place an appropriate notation on any Note thereafter authenticated. Alternatively, if the Company so determines, the Company in exchange for the Note shall issue and the Trustee upon the Company's written direction in the form of a Company Order shall authenticate a new Note that reflects the changed terms.

               SECTION 9.05. TRUSTEE TO SIGN AMENDMENTS, ETC. The Trustee shall receive, and shall be fully protected in relying upon an Officers' Certificate and an Opinion of Counsel stating that the execution of any amendment, supplement or waiver authorized pursuant to this Article Nine is authorized and permitted by this Indenture (and otherwise in form and substance satisfactory to the Trustee) and, in the case of an Inversion Transaction, that the Supplemental Indenture is a legal and binding obligation of the New Parent and enforceable against the New Parent in accordance with its terms. Subject to the preceding sentence, the Trustee shall sign such amendment, supplement or waiver if the same

                                      -41-
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does not adversely affect the rights, duties, liabilities or immunities of the
Trustee. The Trustee may, but shall not be obligated to, execute any such amendment, supplement or waiver that affects the Trustee's own rights, duties or immunities under this Indenture or otherwise.

               SECTION 9.06. CONFORMITY WITH TRUST INDENTURE ACT. Every supplemental indenture executed pursuant to this Article Nine shall conform to the requirement of the TIA as then in effect.

                                   ARTICLE TEN

                                   CONVERSION

               The terms and right of conversion, if any, of the Notes shall be set forth in an amendment or supplement to this Indenture.

                                 ARTICLE ELEVEN

                                 MISCELLANEOUS

               SECTION 11.01. TRUST INDENTURE ACT OF 1939. Prior to the effectiveness of the Registration Statement, this Indenture shall incorporate and be governed by the provisions of the TIA that are required to be part of and to govern indentures qualified under the TIA. After the effectiveness of the Registration Statement, this Indenture shall be subject to the provisions of the TIA that are required to be a part of this Indenture and shall, to the extent applicable, be governed by such provisions.

               SECTION 11.02. NOTICES. Any notice or communication shall be sufficiently given if in writing and delivered in person or mailed by first class mail addressed or via facsimile as follows:

               if to the Company:

                         The Manitowoc Company, Inc.
                         500 South 16th Street
                         Manitowoc, Wisconsin 54221-0666
                         Fax: (920) 683-8138
                         Attention: Chief Financial Officer

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               if to the Trustee, Paying Agent or Registrar:

                         [Name of Trustee]
                         [                           ]
                         [                           ]
                         [                           ]

               The Company or the Trustee by notice to the other (and to each Representative for Designated Senior Debt known to it to be then outstanding) may designate additional or different addresses for subsequent notices or communications.

               Any notice or communication mailed to a Holder shall be mailed to it at such Holder's address as it appears on the Register by first class mail and shall be sufficiently given to it if so mailed within the time prescribed. Copies of any such communication or notice to a Holder shall also be mailed to the Trustee and each Agent at the same time.

               All notices shall be deemed to have been given upon the mailing by first class mail, postage prepaid, of such notices to Holders of the Notes at their registered addresses as recorded in the Register.

               Failure to mail a notice or communication to a Holder or any defect in it shall not affect its sufficiency with respect to other Holders. Except for a notice to the Trustee, which is deemed given only when received, and except as otherwise provided in this Indenture, if a notice or communication is mailed in the manner provided in this Section 11.02, it is duly given, whether or not the addressee receives it.

               Where this Indenture provides for notice in any manner, such notice may be waived in writing by the Person entitled to receive such notice, either before or after the event, and such waiver shall be the equivalent of such notice. Waivers of notice by Holders shall be filed with the Trustee, but such filing shall not be a condition precedent to the validity of any action taken in reliance upon such waiver.

               In case by reason of the suspension of regular mail service or by reason of any other cause it shall be impracticable to give such notice by mail, then such notification as shall be made with the approval of the Trustee shall constitute a sufficient notification for every purpose hereunder.

               SECTION 11.03. CERTIFICATE AND OPINION AS TO CONDITIONS PRECEDENT. Upon any request or application by the Company to the Trustee to take any action under this Indenture, the Company shall furnish to the Trustee:

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               (i)  an Officers' Certificate, upon which the Trustee may
          conclusively rely, stating that, in the opinion of the signers, all conditions precedent, if any, provided for in this Indenture relating to the proposed action have been complied with; and

              (ii) an Opinion of Counsel, upon which the Trustee may conclusively rely, in form and substance satisfactory to the Trustee stating that, in the opinion of such counsel, all such conditions precedent have been complied with; PROVIDED, HOWEVER, that, with respect to matters of fact, an Opinion of Counsel may rely on an Officers' Certificate or certificates of public officials.

               SECTION 11.04. STATEMENTS REQUIRED IN CERTIFICATE. Each Officers' Certificate with respect to compliance with a condition or covenant provided for in this Indenture shall include:

               (i) a statement that each person signing such certificate has read such covenant or condition and the definitions herein relating thereto;

              (ii) a brief statement as to the nature and scope of the examination or investigation upon which the statements contained in such certificate are based;

             (iii) a statement that, in the opinion of each such person, he has made such examination or investigation as is necessary to enable him to express an informed opinion as to whether or not such covenant or condition has been complied with; and

              (iv) a statement as to whether or not, in the opinion of each such person, such condition or covenant has been complied with.

               SECTION 11.05. RULES BY TRUSTEE, PAYING AGENT OR REGISTRAR. The Trustee may make reasonable rules for action by or at a meeting of Holders. The Paying Agent or Registrar may make reasonable rules for its functions.

               SECTION 11.06. PAYMENT DATE OTHER THAN A BUSINESS DAY. If an Interest Payment Date, Redemption Date, Stated Maturity or date of maturity or repurchase of any Note or any other payment date shall not be a Business Day, then payment of principal of, premium, if any, or interest on such Note, as the case may be, need not be made on such date, but may be made on the next succeeding Business Day with the same force and effect as if made on the Interest Payment Date or Redemption Date, or at the Stated Maturity or date of maturity or repurchase of such Note; PROVIDED that no interest shall accrue for the period from and after such Interest Payment Date, Redemption Date, Stated Maturity or date of maturity or repurchase, as the case may be.

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               SECTION 11.07. GOVERNING LAW. The laws of the State of New
York shall govern this Indenture and the Notes, without regard to conflict of laws principles thereof. The Trustee, the Company agrees to submit to the jurisdiction of any federal or state court situated in the State of New York, the City of New York, the Borough of Manhattan in any action or proceeding arising out of or relating to this Indenture and the Notes. The Company hereby irrevocably submits to the non-exclusive jurisdiction of each such court for the purpose of any such action or proceeding. The Company irrevocably waives, to the fullest extent it may effectively do so, any objection to the laying of venue of any such action or proceeding in any such court and the defense of inconvenient forum to the maintenance of any such action or proceeding in any such court.

               SECTION 11.08. NO ADVERSE INTERPRETATION OF OTHER AGREEMENTS. This Indenture may not be used to interpret another indenture, loan or debt agreement of the Company. Any such indenture, loan or debt agreement may not be used to interpret this Indenture.

               SECTION 11.09. NO RECOURSE AGAINST OTHERS. No recourse for the payment of the principal of, premium, if any, or interest on any of the Notes, or for any claim based thereon or otherwise in respect thereof, and no recourse under or upon any obligation, covenant or agreement of the Company contained in this Indenture or in any of the Notes, or because of the creation of any Indebtedness represented thereby, shall be had against any incorporator or against any past, present or future partner, shareholder, other equityholder, officer, director, employee, management board member, supervisory board member or controlling person, as such, of the Company or of any successor Person, either directly or through the Company or any successor Person, whether by virtue of any constitution, statute or rule of law, or by the enforcement of any assessment or penalty or otherwise; it being expressly understood that all such liability is hereby expressly waived and released as a condition of, and as a consideration for, the execution of this Indenture and the issue of the Notes.

               SECTION 11.10. SUCCESSORS. All agreements of the Company in this Indenture and the Notes shall bind its successors. All agreements of the Trustee of this Indenture shall bind its successor.

               SECTION 11.11. DUPLICATE ORIGINALS. The parties may sign any number of copies of this Indenture. Each signed copy shall be an original, but all of them together represent the same agreement.

               SECTION 11.12. SEPARABILITY. In case any provision in this Indenture or in the Notes shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

               SECTION 11.13. TABLE OF CONTENTS, HEADINGS, ETC. The Table of Contents, Cross-Reference Table and headings of the Articles and Sections of this Indenture have been inserted for convenience of reference only, are not to be considered a part hereof and shall in no way modify or restrict any of the terms and provisions hereof.

               SECTION 11.14. WAIVER OF JURY TRIAL. Each of the Company, Trustee, Paying Agent, and Registrar hereby irrevocably waives, to the fullest extent permitted by applicable law, any and all right to trial by jury in any legal proceeding arising out of or relating to this Indenture, the Notes or the transactions contemplated hereby.

               SECTION 11.15. UNCLAIMED MONEY; PRESCRIPTION. If money deposited with the Trustee or any Paying Agent for the payment of principal, premium (if any), interest or Additional Interest (if any) remains unclaimed for two years, the Trustee and such Paying Agent shall, upon written request of the Company, pay such money back to the Company. Following such repayment to the Company, Holders of the Notes entitled to such payment must look to the Company for such payment unless applicable abandoned property law designates another Person and all liability of the Trustee and Paying Agent shall cease. Other than as set forth in this paragraph, this Indenture does not provide for any prescription period for the payment of principal, premium (if any), interest and Additional Interest (if any) on the Notes.

                                 ARTICLE TWELVE

                   PAYING AGENT, TRANSFER AGENT AND REGISTRAR

               SECTION 12.01. DUTIES OF THE PAYING AGENT, TRANSFER AGENT AND REGISTRAR. Each of the Paying Agent, Transfer Agent and the Registrar shall be obliged to perform such duties, and only such duties, as are herein specifically set forth, and no implied duties or obligations shall be read into this Indenture against it. No provision of this Indenture shall require the Paying Agent, the Transfer Agent or the Registrar to expend or risk its own funds or otherwise incur any financial liability in the performance of any of its duties, or in the exercise of its rights and powers, hereunder.

               SECTION 12.02. AGENT OF THE COMPANY. In acting hereunder and in connection with the Securities, the Paying Agent, the Transfer Agent and the Registrar shall act solely as agents of the Company and will not thereby assume any obligations towards, or relationship of agency or trust for, any of the Holders.

               SECTION 12.03. CERTAIN RIGHTS OF PAYING AGENT, TRANSFER AGENT AND REGISTRAR. (a) Each of the Paying Agent, the Transfer Agent and the Registrar may consult with legal or other professional advisers satisfactory to it, and the opinion of such advisers shall be full and complete protection in respect of any action taken, omitted or suffer hereunder in good faith and in accordance with the opinion of such advisers.

               (b) Each of the Paying Agent, the Transfer Agent and the Registrar shall be protected and shall incur no liability for or in respect of any action taken, omitted or suffered in reliance upon any instruction, request or order from the Company or the Trustee, or any Note, form or transfer, resolution, direction, consent, certificate, affidavit, statement, telex, facsimile transmission or other paper or document believed by it in good faith to be genuine and to have been delivered, signed or sent by the proper party or parties.

               (c) Except as may be required by law, each of the Paying Agent, the Transfer Agent and the Registrar shall (whether or not the relevant Note is overdue and regardless of any notice of ownership, trust or any interest, or writing on, or the loss or theft of, the certificate issued in respect of such
Note) be entitled to treat the registered owner of any Note as the absolute owner for all purposes.

               (d) Each of the Paying Agent, the Transfer Agent and the Registrar shall not be liable for any action taken, suffered or omitted by it in good faith and believed by it to be authorized or within the discretion or rights or powers conferred upon it by this Indenture.

               (e) None of the Paying Agent, the Transfer Agent or the Registrar shall have any duty or responsibility in case of any default by the Company in the performance of its obligations hereunder or under the Notes (including, without limitation, the generality of the foregoing, any duty or responsibility to accelerate all or any of the Notes or to initiate or to attempt to initiate any proceedings at law or otherwise or to make any demand for the payment thereof upon the Company).

               SECTION 12.04. MAY HOLD NOTES. Each of the Paying Agent, the Transfer Agent and the Registrar and each's respective officers, directors and employees, may become the owner of, or acquire any interest in, any Notes with the same rights that it or they would have if it were not appointed hereunder, and may engage or be interested in any financial or other transaction with the Company and may act on, or as depositary, trustee or agent for, any committee or body of Holders of Securities or other obligations of the Company as freely as if it were not appointed hereunder.

               SECTION 12.05. APPOINTMENT OF AGENTS. Each of the Paying Agent, the Transfer Agent and the Registrar may perform the services required to be rendered by it hereunder either directly or through attorneys-in-fact or agents not regularly in its employ and the Paying Agent, the Transfer Agent or the Registrar, as the case may be, shall not be responsible or liable for any willful misconduct or negligence on the part of any such attorney or agent appointed by it with due care hereunder.

               SECTION 12.06. MONEY HELD. The Paying Agent shall be entitled to deal with moneys paid to it hereunder in the same manner as other moneys paid to it as a banker by its customers except that the Paying Agent shall not be liable to any Person for interest on, or have any responsibility to invest, any sums held by it under this Indenture.

               SECTION 12.07. PAYING AGENT, TRANSFER AGENT AND REGISTRAR NOT RESPONSIBLE FOR NOTES. The recitals contained herein and in the Notes shall be taken as the statements of the Company and the Paying Agent, the Transfer Agent and the Registrar assume no responsibility for the correctness of the same. None of the Paying Agent, the Transfer Agent or the Registrar makes any representation as to the validity or sufficiency of this Indenture, the Notes or any offering material. The Paying Agent, the Transfer Agent and the Registrar shall not be accountable for the use or application by the Company of the proceeds of any Notes.

               SECTION 12.08. COMPENSATION AND INDEMNIFICATION. (a) The Company shall pay to each of the Paying Agent, the Transfer Agent and the Registrar from time to time such compensation as may be agreed upon in writing by the Company and each such agent for all services rendered by it hereunder and shall reimburse each such agent upon its request for all reasonable expenses, disbursements and advances incurred or made by it in accordance with or in connection with this Indenture (including the reasonable compensation and expenses of its agents and counsel), except any such expense, disbursement or advance as may be attributable to its negligence or willful misconduct.

               (b) The Company shall indemnify and hold harmless each of the Paying Agent, the Transfer Agent and the Registrar, and any successor thereto, as and to the same extent provided that the Trustee shall be indemnified and held harmless under Section 7.07 hereof. The provision of this subsection (b) of Section 12.08 shall remain in full force and effect notwithstanding the resignation or removal of any of the Paying Agent, the Transfer Agent and the Registrar, the payment of the Notes or the termination of this Indenture.

                          [Signature Pages to Follow]

                                   SIGNATURES

               IN WITNESS WHEREOF, the parties hereto have caused this Indenture to be duly executed, all as of the date first written above.

                                       THE MANITOWOC COMPANY, INC.,
                                         as the Company

                                       By:
                                          --------------------------------------
                                          Name:
                                          Title:


                                       [--------------------]


                                       By:
                                          --------------------------------------
                                          Name:
                                          Title:

                                                                       EXHIBIT A

                                 [FACE OF NOTE]

        [Insert Private Placement Legend and Global Notes if Applicable]

                           THE MANITOWOC COMPANY, INC.

                               [Title of Security]

[Date]                                        CUSIP No. _____           $[    ]

No.[  ]

               THE MANITOWOC COMPANY, INC., a Wisconsin corporation (the "COMPANY", which term includes any successor under the Indenture hereinafter referred to), for value received, promise to pay to _______________, or its
registered assigns, the principal sum of        on         .

               Interest Payment Dates:

               Regular Record Dates:

               Reference is hereby made to the further provisions of this Note set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

               IN WITNESS WHEREOF, the Company has caused this Note to be signed manually by its duly authorized signatories.

                                       THE MANITOWOC COMPANY, INC.


                                       By:
                                          --------------------------------------
                                          Name:
                                          Title:

                   (Trustee's Certificate of Authentication)

Date:    [        ], 200_

                                       [NAME OF TRUSTEE], as Trustee


                                       By:
                                          --------------------------------------
                                          Authorized Signatory

                             {REVERSE SIDE OF NOTE}

                          THE MANITOWOC COMPANY, INC.

                              [Title of Security]

1.        PRINCIPAL AND INTEREST.

               The Company shall pay the principal of this Note on      .

               The Company promises to pay interest on the principal amount of this Note on each Interest Payment Date, as set forth below, at the rate per annum shown above.

               Interest will be paid semi-annually in arrears on each Interest
Payment Date, commencing          . Interest on this Note will accrue from the
latest date to which interest has been paid on the Notes or, if no interest has been paid, the Issue Date. Interest will be computed on the basis of a 360-day year of twelve 30-day months.

               The Company shall pay interest on overdue principal and premium, if any, and interest on overdue installments of interest, to the extent lawful, at a rate per annum that is the then applicable interest rate borne by the Notes.

2.        METHOD OF PAYMENT.

               The Company shall pay interest on the principal amount of the
Notes on each      and      to the persons who are Holders of the relevant Notes
on the      or     , as the case may be, immediately preceding such Interest
Payment Date (as reflected in the Register at the close of business on the Regular Record Date), in each case, even if the Note is canceled on registration of transfer or registration of exchange after such record date. The Company shall make payments of principal on the Notes to Holders that surrender Notes to the Paying Agent.

               If a Holder has given wire transfer instructions to the Paying Agent at least 15 days prior to any payment, the Company shall make all principal, premium and interest and Additional Interest, if any, payments on the Notes owned by such Holder in accordance with those instructions. All other payments on the Notes shall be made by check mailed to the Holders at their address set forth in the register of Holders, or in the case of the final payment of principal and interest, if any, on any Note, upon presentation and surrender of such Note at the office of the Paying Agent. All payments on the Notes will be made in U.S. Dollars.

3.        PAYING AGENT AND REGISTRAR.

               Initially, the Company has appointed the corporate trust office of the Trustee located at the address set forth in Section 11.02 of the Indenture as Paying Agent.

4.        INDENTURE; LIMITATIONS.

               The Company issued the Notes under an Indenture dated as of     ,
200_, (the "INDENTURE"), between the Company and ________________ (the "TRUSTEE"). Capitalized terms herein are used as defined in the Indenture unless otherwise indicated. The terms of the Notes include those stated in the Indenture and those made part of the Indenture by reference to the Trust Indenture Act. The Notes are subject to all such terms, and Holders are referred to the Indenture and the Trust Indenture Act for a statement of all such terms. To the extent permitted by applicable law, in the event of any inconsistency between the terms of this Note and the terms of the Indenture, the terms of the Indenture shall control. This is one of the Notes referred to in the Indenture.

5.        REDEMPTION.

               OPTIONAL REDEMPTION. Except as described below, the Notes are not
redeemable before      . Thereafter, the Company may redeem the Notes at its
option, in whole or in part, upon not less than 30 nor more than 60 days' notice to the Holders, at the following redemption prices (expressed as percentages of the principal amount thereof) if redeemed during the twelve-month period commencing on of the years set forth below:

          YEAR                                                 PERCENTAGE

          and thereafter at 100.000%

               In addition, the Company must pay accrued and unpaid interest on the Notes redeemed.

6.        REDEMPTION FOR CHANGES IN WITHHOLDING TAXES.

               The Company may redeem the Notes, in whole, but not in part, at a price equal to 100% of the principal amount thereof, plus accrued and unpaid interest and Additional Interest, if any, in the event of certain changes in the applicable tax laws or treaties.

7.        DENOMINATIONS; TRANSFER; EXCHANGE.

               The Notes are in registered form without coupons in denominations
of principal amount and multiples of        in excess thereof. A Holder may
register the transfer or exchange of Notes in accordance with the Indenture. The Registrar may require a Holder, among other things, to furnish appropriate endorsements and transfer documents and to pay any taxes and fees required by law or permitted by the Indenture.

8.        PERSONS DEEMED OWNERS.

               A Holder shall be treated as the owner of a Note for all purposes.

9.        UNCLAIMED MONEY.

               If money deposited with the Trustee or any Paying Agent for the payment of principal, premium (if any), interest or Additional Interest (if any) remains unclaimed for two years, the Trustee and each such Paying Agent shall pay such money back to the Company upon written request of the Company. Following such repayment to the Company, Holders of the Notes entitled to such payment must look to the Company for such payment unless applicable abandoned property law designates another Person and all liability of the Trustee and such Paying Agent shall cease. Other than as set forth in this paragraph, the Indenture does not provide for any prescription period for the payment of principal, premium (if any), interest and Additional Interest (if any) on the Notes.

10.       DISCHARGE PRIOR TO REDEMPTION OR MATURITY.

               If the Company deposits with the Trustee money or Government Obligations sufficient to pay the then outstanding principal of and accrued interest on the Notes to redemption or maturity, the Company will be discharged from the Indenture, the Notes except in certain circumstances set forth in the Indenture.

11.       LEGAL DEFEASANCE AND COVENANT DEFEASANCE.

               The Company may be discharged from their obligations under the Indenture, the Notes except for certain provisions thereof, and the Company may be discharged from its obligations to comply with certain covenants contained therein, in each case upon satisfaction of certain conditions specified in the Indenture.

12.       AMENDMENT; SUPPLEMENT; WAIVER.

               Subject to certain exceptions, the Indenture and the Notes may be amended or supplemented with the consent of the Holders of at least a majority in principal amount of the Notes then outstanding, and any existing default or compliance with any provision may be waived with the consent of the Holders of at least a majority in principal amount of the Notes then outstanding. Without notice to or the consent of any Holder, the parties thereto may amend or supplement the Indenture and the Notes to, among other things, cure any ambiguity, defect or inconsistency. Certain modifications will require the consent of each Holder affected thereby.

13.       RESTRICTIVE COVENANTS.

               The Notes are unsecured obligations of the Company limited to __________ principal amount. The Indenture does not limit other unsecured debt.

14.       SUCCESSOR PERSONS.

               When a successor person or other entity assumes all the obligations of its predecessor under the Notes and the Indenture, the predecessor person will be released from those obligations.

15.       DEFAULTS AND REMEDIES.

               If an Event of Default (other than an Event of Default specified in clause (a)(5) or (a)(6) of Section 6.01 of the Indenture that occurs with respect to the Company) occurs and is continuing, the Trustee by notice to the Company, or the Holders of at least 25% in aggregate principal amount of the Notes then outstanding under the Indenture by notice to the Company and the Trustee, may declare the principal of, premium, if any, and accrued interest, if any, on all Notes to be due and payable. If an Event of Default specified in clause (a)(5) or (a)(6) of Section 6.01 occurs and is continuing with respect to the Company, such amount with respect to all the Notes shall, IPSO FACTO, become and be immediately due and payable without any declaration or other act on the part of the Trustee or any Holders. Holders may not enforce the Indenture and the Notes except as provided in the Indenture. The Trustee may require indemnity satisfactory to it before it enforces the Indenture or the Notes. Subject to certain limitations, Holders of at least a majority in principal amount of the Notes then outstanding may direct the Trustee in its exercise of any trust or power.

16.       TRUSTEE DEALINGS WITH COMPANY.

               Subject to the Trust Indenture Act, the Trustee under the Indenture, in its individual or any other capacity, may make loans to, accept deposits from and perform services for the Company or its Affiliates and may otherwise deal with the Company or its Affiliates as if it were not the Trustee.

17.       NO RECOURSE AGAINST OTHERS.

               No recourse for the payment of the principal of, premium, if any, or interest on any of the Notes, or for any claim based thereon or otherwise in respect thereof, and no recourse under or upon any obligation, covenant or agreement of the Company contained in the Indenture, in any of the Notes, or because of the creation of any Indebtedness represented thereby, shall be had against any incorporator or against any past, present or future partner, shareholder, other equityholder, officer, director, employee, management board member, supervisory board member or controlling person, as such, of the Company or of any successor Person, either directly or through the Company or any successor Person, whether by virtue of any constitution, statute or rule of law, or by the enforcement of any assessment or penalty or otherwise.

18.       AUTHENTICATION.

               This Note shall not be valid until the Trustee or authenticating agent signs the certificate of authentication on the other side of this Note.

19.       ABBREVIATIONS.

               Customary abbreviations may be used in the name of a Holder or an assignee, such as: TEN COM (= tenants in common), TEN ENT (= tenants by the entireties), JT TEN (= joint tenants with right of survivorship and not as tenants in common), CUST (= Custodian) and U/G/M/A (= Uniform Gifts to Minors
Act).

               The Company shall furnish to any Holder upon written request and without charge a copy of the Indenture. Requests may be made to The Manitowoc Company, Inc., 500 South 16th Street, Manitowoc, Wisconsin 54221-0666.

20.       CHOICE OF LAW.

               The laws of the State of New York shall govern the Indenture and this Note, without regard to conflicts of laws provisions thereof.

                                 ASSIGNMENT FORM

I or we assign and transfer this Note to

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
(Print or type name, address and zip code of assignee or transferee)

--------------------------------------------------------------------------------
(Insert Company Registration, Social Security or other identifying number of assignee or transferee)

and irrevocably appoint
                       ---------------------------------------------------------
agent to transfer this Security on the books of the Company. The agent may substitute another to act for him.

Dated:___________________                   Signed:
                                                   -----------------------------
                                                           (Sign exactly as name
                                                           appears on the other
                                                           side of this Note)


Signature Guarantee:
                    ------------------------------------------------------------
                                    Participant in a recognized Signature
                                    Guarantee Medallion Program (or other
                                    signature guarantor program reasonably
                                    acceptable to the Trustee)

                                   SCHEDULE A
                          SCHEDULE OF PRINCIPAL AMOUNT
                     OF INDEBTEDNESS EVIDENCED BY THIS NOTE

               The initial principal amount of indebtedness evidenced by this Note shall be $_______. The following decreases/increases in the principal amount of indebtedness evidenced by this Note have been made:

                                                                     Total Principal
                        Decrease in            Increase in           Amount of
                        Principal Amount       Principal Amount of   Indebtedness                Notation Made
Date of                 of Indebtedness        Indebtedness          Evidenced Following Such    by or on Behalf of
Decrease/increase       Evidenced              Evidenced             Decrease/increase           Trustee
-----------------       ----------------       -------------------   ------------------------    ------------------